As filed with the Securities and Exchange Commission on October 24, 2025

Securities Act Registration No. 333-123998
Investment Company Act Registration No. 811-21749

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___
Post-Effective Amendment No. 42

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 44

CRM Mutual Fund Trust
(Exact Name of Registrant as Specified in Charter)

Cramer Rosenthal McGlynn, LLC
300 First Stamford Place, Suite 440
Stamford, Connecticut 06902
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 326-5300

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808
(Name and Address of Agent for Service)

Copies to:

Terry Davis and Tanya Boyle	Karen Jacoppo-Wood
DLA Piper LLP	Ultimus Fund Solutions, LLC
One Atlantic Center	225 Pictoria Drive,
1201 West Peachtree Street, Suite 2900	Suite 450
Atlanta, Georgia 30309	Cincinnati, Ohio, 45246

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S

The investment objective of each Fund is long-term capital appreciation.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

November 1, 2025	TICKER SYMBOL
	Investor Shares	Institutional Shares
CRM Small Cap Value Fund	CRMSX	CRISX
CRM Small/Mid Cap Value Fund	CRMAX	CRIAX

CRM Mid Cap Value Fund	CRMMX	CRIMX

CRM All Cap Value Fund	CRMEX	CRIEX

CRM Long/Short Opportunities Fund	—	CRIHX

CONTENTS

PAGE

FUND SUMMARIES
CRM Small Cap Value Fund	1
CRM Small/Mid Cap Value Fund	8
CRM Mid Cap Value Fund	15
CRM All Cap Value Fund	22
CRM Long/Short Opportunities Fund	29

OTHER INFORMATION	38
Purchase and Sale of Fund Shares	38
Tax Information	39
Payments to Broker-Dealers and Other Financial Intermediaries	39

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS	40
Additional Investment Strategies	46
More on the Risks of Investing in the Funds	48
Portfolio Holdings	52

MANAGEMENT OF THE FUNDS	53
Investment Adviser	53
Portfolio Managers	54
Service Providers	57

SHAREHOLDER INFORMATION	58
Pricing of Shares	58
Purchase of Shares	59
Additional Information Regarding Purchases of All Funds	62
Redemption of Shares	62
Additional Information Regarding Redemptions	65
Exchange of Shares	66
Internet Transactions	67
Frequent Purchases and Redemptions of Fund Shares	67
Dividends and Distributions	68
Taxes	69

DISTRIBUTION ARRANGEMENTS	71

SHAREHOLDER SERVICE FEES—INVESTOR SHARES	71

SUB-TRANSFER AGENT FEES—INSTITUTIONAL SHARES	71

ADDITIONAL PAYMENTS	72

FINANCIAL HIGHLIGHTS	73

FUND SUMMARIES

CRM SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.27%	0.34%
Total Other Expenses	0.52%	0.34%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.28%	1.10%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions, and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$130	$406	$702	$1,545
Institutional Shares	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio. The Fund changed its fiscal year end from June 30 to October 31.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000® Value Total Return Index (“small cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Russell 2000® Value Total Return Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund will invest will also change. As of September 30, 2025, the market capitalization range of the Russell 2000® Value Total Return Index was approximately $58.57 million to $21.97 billion. The Fund seeks to deliver similar risk characteristics to the Russell 2000® Value Total Return Index (the “Performance Benchmark”). For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund holds will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Small Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small capitalization companies. Small capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compared with those of a broad-based securities market index and an additional index that has characteristics relevant to the Fund’s investment strategies. The Russell 3000® Total Return Index (the “Regulatory Benchmark”) is a broad-based measure of overall market performance used as a benchmark only for regulatory purposes. The Performance Benchmark is an index that has characteristics relevant to the Fund’s investment strategies. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2025: (2.38)%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
34.17% For the quarter ended December 31, 2020	(38.56)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2024	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	18.23%	6.71%	7.54%
After Taxes on Distributions	16.21%	4.90%	5.03%
After Taxes on Distributions and Sale of Shares	12.39%	4.96%	5.27%
Investor Shares
Before Taxes	17.98%	6.47%	7.29%
Russell 2000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Brian M. Harvey, CFA leads the team that is responsible for the day-to-day management of the Fund. Mr. Harvey has served as a portfolio manager of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38 of the prospectus.

CRM SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM Small/Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.23%	0.31%
Total Other Expenses	0.48%	0.31%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.24%	1.07%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions, and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$126	$393	$681	$1,500
Institutional Shares	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio. The Fund changed its fiscal year from June 30 to October 31.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2500® Value Total Return Index or in the S&P MidCap 400® Value Total Return Index (together, “small/mid cap companies”) that are publicly traded on a U.S. securities market. The market capitalization ranges of the Indices change constantly, and as a result, the capitalization of small/mid cap companies in which the Fund will invest will also change. As of September 30, 2025, the market capitalization range of the Russell 2500® Value Total Return Index was approximately $58.57 million to $31.36 billion, and the market capitalization range of the S&P MidCap 400® Value Total Return Index was approximately $992.73 million to $22.67 billion. The Fund seeks to deliver similar risk characteristics to the Russell 2500® Value Total Return Index (the “Performance Benchmark”). For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological changes, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable costs, as well as income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compared with those of a broad-based securities market index and an additional index that has characteristics relevant to the Fund’s investment strategies. The Russell 3000® Total Return Index (the “Regulatory Benchmark”) is a broad-based measure of overall market performance used as a benchmark only for regulatory purposes. The Performance Benchmark is an index that has characteristics relevant to the Fund’s investment strategies. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2025: (2.02)%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
26.29% For the quarter ended December 31, 2020	(29.65)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2024	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	16.84%	10.37%	9.04%
After Taxes on Distributions	13.45%	7.16%	6.01%
After Taxes on Distributions and Sale of Shares	12.58%	7.45%	6.39%
Investor Shares
Before Taxes	16.70%	10.19%	8.83%
Russell 2500® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	10.98%	8.44%	7.81%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Mimi Morris and Jeffrey Yanover jointly lead the team that is responsible for the day-to-day management of the Fund. Ms. Morris has served as a portfolio manager of the Fund since 2023. Mr. Yanover has served as a portfolio manager of the Fund since 2024.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38 of the prospectus.

CRM MID CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.20%	0.29%
Total Other Expenses	0.45%	0.29%
Total Annual Fund Operating Expenses	1.20%	1.04%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$122	$381	$660	$1,455
Institutional Shares	$106	$331	$574	$1,271

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio. The Fund changed its fiscal year end from June 30 to October 31.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell Midcap® Value Total Return Index (“mid cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Russell Midcap® Value Total Return Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund will invest will also change. As of September 30, 2025, the market capitalization range of the Russell Midcap® Value Total Return Index was approximately $137.11 million to $127.24 billion. The Fund seeks to deliver similar risk characteristics to the Russell MidCap® Value Total Return Index (the “Performance Benchmark”). For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in mid capitalization companies. Mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological changes, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. While the Fund’s portfolio turnover rate has typically been less than 100% of the average value of its portfolio, if the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of a broad-based securities market index and an additional index that has characteristics relevant to the Fund’s investment strategies. The Russell 3000® Total Return Index (the “Regulatory Benchmark”) is a broad-based measure of overall market performance used as a benchmark only for regulatory purposes. The Performance Benchmark is an index that has characteristics relevant to the Fund’s investment strategies. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2025: 4.66%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
22.72% For the quarter ended December 31, 2020	(26.46)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2024	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	8.92%	8.59%	9.03%
After Taxes on Distributions	6.50%	6.54%	6.16%
After Taxes on Distributions and Sale of Shares	6.78%	6.57%	6.40%
Investor Shares
Before Taxes	8.72%	8.39%	8.83%
Russell Midcap® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	13.07%	8.59%	8.10%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

 .

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Robert Maina and Kevin M. Chin jointly lead the team that is responsible for the day-to-day management of the Fund. Mr. Maina has served as a portfolio manager of the Fund since 2023. Mr. Chin has served as a portfolio manager of the Fund since 2024.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38 of the prospectus.

CRM ALL CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM All Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.53%	0.55%
Total Other Expenses	0.78%	0.55%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)(2)	1.49%	1.26%
Fee Waiver and Expense Reimbursement(1)	(0.03)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	1.46%	1.21%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, and acquired fund fees and expenses, exceed 1.20% of average daily net assets of Institutional Shares and 1.45% of average daily net assets of Investor Shares. This expense limitation is in effect until November 1, 2026. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.

(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements for the time period they are in effect) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$149	$468	$810	$1,777
Institutional Shares	$123	$395	$687	$1,518

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio. The Fund changed its fiscal year from June 30 to October 31.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the Fund may invest. The Fund seeks to deliver similar risk characteristics to the Russell 3000® Value Total Return Index (the “Performance Benchmark”). For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Large Cap Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological changes, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. While the Fund’s portfolio turnover rate has typically been less than 100% of the average value of its portfolio, if the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of a broad-based securities market index and an additional index that has characteristics relevant to the Fund’s investment strategies. The Russell 3000® Total Return Index (the “Regulatory Benchmark”) is a broad-based measure of overall market performance used as a benchmark only for regulatory purposes. The Performance Benchmark is an index that has characteristics relevant to the Fund’s investment strategies. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2025: 4.20%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
26.03% For the quarter ended December 31, 2020	(29.55)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2024	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	15.95%	9.19%	8.40%
After Taxes on Distributions	12.97%	6.70%	5.22%
After Taxes on Distributions and Sale of Shares	10.99%	6.68%	5.73%
Investor Shares
Before Taxes	15.67%	8.92%	8.12%
Russell 3000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	13.98%	8.60%	8.40%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

 .

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Robert Maina leads the team that is responsible for the day-to-day management of the Fund. Mr. Maina has served as a portfolio manager of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38 of the prospectus.

CRM LONG/SHORT OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses
Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	0.25%
Remainder of Other Expenses	0.25%
Total Other Expenses	0.50%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(1)(2)	2.02%
Fee Waiver and Expense Reimbursement(1)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	1.87%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of average daily net assets of Institutional Shares. This expense limitation is in effect until November 1, 2026. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.

(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements for the time period they are in effect) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$190	$619	$1,074	$2,336

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio. The Fund changed its fiscal year from June 30 to October 31.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in long and short positions in equity and equity related securities. There are no limits on the market capitalizations of the companies in which the Fund may invest. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks as well as warrants on common stock of U.S. and non-U.S. companies. In applying this 80% investment policy, the assets of the Fund include both long and short positions and Fund borrowings.

The Fund will hold long equity securities of U.S. and non-U.S. companies that the Adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Adviser has identified as overvalued or poised for underperformance. A short sale is a transaction in which the Fund sells a stock it does not own in anticipation of a decline in the market value of the stock, and then borrows the stock to make delivery to the buyer. The Fund may engage in short sales for hedging purposes or to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative. Short selling may result in greater risk to the Fund because losses are potentially unlimited.

When the Fund takes a long position, it purchases the stock outright. When the Fund takes a short position, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund subsequently buys back the same stock in the market and returns it to the lender. The Fund makes money on a short position if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money invested.

The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. However, there can be no guarantee that this result will be achieved.

The Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The Fund may also hold cash or other short-term investments.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity.

After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside. A short position may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

The Fund may borrow money from banks and use the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

In addition, for purposes of the Fund’s 80% investment policy, equity and equity related securities also include: (i) securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or if unrated, are determined by the Adviser to be of comparable quality; and (ii) derivatives, including swaps and options.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Short Sales Risk. Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited as there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Short positions involve significant transaction costs.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Risks of Large Cap Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Derivatives Risk. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value (“NAV”) and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets.

Borrowing or Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or other investments, such as exchange-traded funds, that have embedded leverage. Since short sales involve borrowing securities and then selling them, the Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or, as applicable, meet segregation requirements. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, natural disasters and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year, five years and since inception, both before and after taxes, compare with those of the S&P 500® Index, which is a broad-based measure of overall market performance. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2025: (4.03)%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
11.08% For the quarter ended March 31, 2024	(12.98)% For the quarter ended December 31, 2018

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	Since Inception (8/16/2016)
Institutional Shares
Before Taxes	17.79%	8.82%	6.02%
After Taxes on Distributions	15.63%	7.64%	5.28%
After Taxes on Distributions and Sale of Shares	11.97%	6.74%	4.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Mimi Morris leads the team that is responsible for the day-to-day management of the Fund. Ms. Morris has served as a portfolio manager of the Fund since 2018.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38 of the prospectus.

OTHER INFORMATION

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of a Fund each day the New York Stock Exchange is open at the Fund’s NAV next determined after receipt of your request in good order.

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund:

The minimum initial investment in a Fund is $2,500 ($1,000 for individual retirement accounts or automatic investment plans) for Investor Shares and $1,000,000 for Institutional Shares. The minimum additional investment for direct investors in each Fund’s Investor Shares is $50. Your financial intermediary may impose higher investment minimums. There is no minimum amount for additional investments in Institutional Shares.

You may purchase or redeem Fund shares by contacting your financial intermediary or, if you hold your shares directly with the Fund, by contacting the Funds’ transfer agent, Ultimus Fund Solutions, LLC.

(i)	in writing at:

Regular Mail	Overnight Mail

CRM Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	CRM Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(ii)	by telephone at 800-CRM-2883

CRM Long/Short Opportunities Fund:

Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial intermediary. Your financial intermediary may set different minimum investments or limitations on buying or selling shares. There is no minimum amount for additional investments in the Fund.

You may purchase or redeem Fund shares by contacting your financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains, and it is generally a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund, and CRM Long/Short Opportunities Fund (the “Funds”) each seek long-term capital appreciation. Each Fund may change its objective without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. The Funds will provide written notice at least 60 days prior to implementing any change in a Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The CRM Small Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000® Value Total Return Index (“small cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 2000® Value Total Return Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Value Fund will invest will also change. As of September 30, 2025, the market capitalization range of the Russell 2000® Value Total Return Index was approximately $58.57 million to $21.97 billion.

The CRM Small/Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2500® Value Total Return Index or in the S&P MidCap 400® Value Total Return Index (together, “small/mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization ranges of the Russell 2500® Value Total Return Index and the S&P MidCap 400® Value Total Return Index change constantly, and as a result, the capitalization of small/mid cap companies in which the Small/Mid Cap Value Fund will invest will also change. As of September 30, 2025, the market capitalization range of the Russell 2500® Value Total Return Index was approximately $58.57 million to $31.35 billion, and the market capitalization range of the S&P MidCap 400® Value Total Return Index was approximately $992.73 million to $22.67 billion.

The CRM Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell Midcap® Value Total Return Index (“mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell Midcap® Value Total Return Index changes constantly, and as a result, the capitalization of mid cap companies in which the Mid Cap Value Fund will invest will also change. As of September 30, 2025, the market capitalization range of the Russell Midcap® Value Total Return Index was approximately $137.11 million to $127.24 billion.

The CRM All Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the All Cap Value Fund may invest.

The CRM Long/Short Opportunities Fund, under normal circumstances, invests at least 80% of its assets in long and short positions in equity and equity related securities. There are no limits on the market capitalizations of the companies in which the Fund may invest.

The Fund will hold long equity securities of U.S. and non-U.S. companies that Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”), the Funds’ investment adviser, has identified as undervalued and take short positions in equity securities that the Adviser has identified as overvalued or poised for underperformance. The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. However, there can be no guarantee that this result will be achieved.

When the Fund takes a long position, it purchases the stock outright. When the Fund takes a short position, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund subsequently buys back the same stock in the market and returns it to the lender. The Fund makes money on a short position if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money invested.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations.

A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside. A short position may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. The Fund will also pay transaction costs and borrowing fees in connection with short sales. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance. Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker. The Fund’s obligation to provide collateral securing its short positions may limit its investment flexibility. Short selling also involves credit exposure to brokers that execute the short sale. The Fund could suffer a loss of its assets posted as collateral for short sales, or there could be a significant delay in the Fund having access to those assets, if a broker executing short sales becomes insolvent. These losses would be in addition to any losses on the short sales themselves.

The Fund may borrow money from banks and use the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

For purposes of each Fund’s 80% investment policy, equity and equity related securities include:

●	common and preferred stocks of U.S. and non-U.S. companies; and

●	warrants on common stock of U.S. and non-U.S. companies.

In addition, for purposes of CRM Long/Short Opportunities Fund’s 80% investment policy, equity and equity related securities also include:

●	securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or if unrated, are determined by the Adviser to be of comparable quality;

●	derivatives, including swaps and options.

In applying CRM Long/Short Opportunities Fund’s 80% investment policy, the assets of the Fund include both long and short positions and Fund borrowings.

Each Fund’s 80% investment policy may be changed without shareholder approval. Each Fund will provide shareholders with written notice at least 60 days prior to any change to its 80% investment policy. The Funds’ other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.

Each Fund typically invests broadly across issuers and industries. The Funds do not consider a type of security to be an industry.

Value Investing. Each Fund pursues a value strategy. CRM, the Funds’ investment adviser, seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow—operationally, financially, managerially—when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the marketplace will recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

The Adviser’s Process. CRM identifies change from a variety of qualitative and quantitative sources. These sources include the extensive use of CRM’s proprietary database of analysis and information, as well as news services and event driven information, and a screening process which uses various criteria, including neglect and valuation relationships (where CRM seeks to identify companies that are not being properly evaluated by other investors). “Connecting-the-Dots” research involves companies within the same and different industries that might be affected by similar positive changes or developments. For example, when CRM identifies a business trend that affects one company, it may seek to identify other companies affected by the same trend. CRM’s ideas are generated internally with significant interaction among the members of CRM’s portfolio management teams. Members of CRM’s portfolio management teams regularly meet with representatives for companies both around the country and globally, and in a typical year they annually attend hundreds of company/management meetings.

Once change is identified, CRM evaluates a company on several levels by analyzing:

●	financial models based principally upon projected cash flows;

●	the price of a company’s stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

●	the extent of management’s ownership interest in a company;

●	a company’s market position by corroborating CRM’s observations and assumptions through meetings with the company’s management, customers and suppliers.

CRM also evaluates the degree of recognition of a company by Wall Street by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base.

CRM’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. CRM’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold (and, for Long/Short Opportunities Fund, a short position will be closed out) when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing us to reassess the potential for the company; or (iii) CRM identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which CRM believes offers greater upside. A short position for Long/Short Opportunities Fund may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

Environmental, Social and Governance (ESG) Factors. CRM also believes environmental, social, and governance (“ESG”) factors materially impact a company’s valuation, financial performance, and risk/return. The foundation of CRM’s approach to responsible and sustainable investing follows CRM’s core tenets of serving clients’ investment goals and strictly adhering to CRM’s fiduciary duty as an asset manager. CRM views its sole responsibility as maximizing long-term, risk-adjusted returns, consistent with governing guidelines. CRM believes proper governance practices and responsible corporate behavior often contribute to a company’s long-term performance and reduce investment risk, and that the incorporation of ESG considerations in the investment-selection process often promotes the effective allocation of investor capital. ESG considerations also naturally complement CRM’s long-term investment style.

For these reasons, CRM integrates ESG evaluations of companies as a factor into its investment analysis and decision-making process. ESG factors are considered on a company, sector and industry basis by CRM’s investment analysts and portfolio managers on an ongoing basis. Further, the Adviser’s ESG Committee, which is comprised of senior members of the investment and marketing/client service teams, and CRM’s Chief Compliance Officer, reviews CRM’s Responsible Investing Policy periodically and shall make any appropriate changes or enhancements to the Policy as necessary. The ESG Committee also coordinates any ESG reporting requirements for CRM.

CRM does not generally screen out companies from its investment universe purely on the grounds of poor ESG ratings from third-party data providers. As part of its active investment style, CRM seeks to maintain an ongoing dialogue with its portfolio companies’ management teams and may engage with management of those companies on material ESG concerns as CRM deems appropriate. CRM finds that it is often well positioned to engage in such conversations given that the investment products it manages, including the Funds, are often among the primary shareholders of the small- and mid-cap companies in which they invest. Additionally, CRM has developed proxy voting policies that address corporate governance matters, and has found that voting interests in portfolio companies pursuant to these guidelines is yet another way to effect positive change within those companies. To that end, CRM may invest in a company exhibiting poor ESG criteria at the time of a potential investment and may continue to hold it even if there is no improvement in such criteria. CRM monitors sectors that have higher ESG related risks. For example, this may include environmental risks in energy, industrials, materials, and utilities sectors and social risks in consumer discretionary, consumer staples, energy, materials, and industrial sectors. CRM will seek to avoid investment in firms that it determines to be sufficiently involved with the production of firearms, cluster munitions, landmines, pornography, or tobacco products, or the operation of private prisons, to warrant exclusion. CRM may not apply the same assessment of ESG factors to every investment, and not all ESG factors may be identified or evaluated as part of the assessment for a given investment.

CRM is a public supporter of the Task Force on Climate Related Financial Disclosures (“TCFD”)1. CRM is also a signatory of the Principles for Responsible Investment (“PRI” or the “Principles”). The Principles are listed below in italics, along with a description of the practices that CRM employs to adhere to each Principle.

PRINCIPLE 1: CRM will incorporate ESG issues into investment analysis and decision-making processes. CRM incorporates ESG analysis within each of its written investment cases. CRM investment analysts and portfolio managers utilize this analysis in determining risk/reward within the decision-making process.

PRINCIPLE 2: CRM will be an active owner and incorporate ESG issues into its ownership policies and practices. CRM has a long history of being an active owner of the companies in which it invests. CRM utilizes a constructive approach with company management and incorporates ESG issues within its discussions.

PRINCIPLE 3: CRM will seek appropriate disclosure on ESG issues by the entities in which it invests. CRM’s investment analysts encourage companies to appropriately disclose any material ESG issues.

PRINCIPLE 4: CRM will promote acceptance and implementation of the Principles within the investment industry. CRM engages with companies regarding the implementation and importance of the Principles.

PRINCIPLE 5: CRM will work together to enhance its effectiveness in implementing the Principles. CRM will continue to evolve its approach to ESG integration and responsible investing based on internal research, client feedback, and participation in ESG-related conferences and organizations.

PRINCIPLE 6: CRM will report on its activities and progress towards implementing the Principles. CRM voluntarily reported during its first year of becoming a PRI signatory and has reported each year since then. CRM will continue to seek ways to enhance the processes through which it implements the Principles.

Reporting is required for all investment manager PRI signatories annually. Reporting addresses adherence to the Principles and proxy voting processes, and includes publicly available transparency reports as well as assessment reports and scores.

Foreign Securities. Each Fund may invest in foreign securities that are publicly traded on a U.S. securities market, and each may invest up to 20% of its assets in foreign securities that are traded on non-U.S. securities exchanges or in the over-the-counter markets.

Foreign securities held by a Fund may be traded on days and at times when the New York Stock Exchange is closed and the NAV of the Fund is therefore not calculated. Accordingly, the NAV of a Fund may be significantly affected on days when shareholders are not able to buy and sell shares of the Fund. In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to “time-zone arbitrage”. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign stock and such price is not reflected in a Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

[1]	Concurrent with the release of its 2023 status report on October 12, 2023, the TCFD fulfilled its remit and disbanded. The Financial Stability Board (FSB) has asked The International Financial Reporting Standards Foundation (IFRS) to take over the monitoring of the progress of companies’ climate-related disclosures. CRM continues to remain committed to the process and is monitoring the IFRS for further instruction.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, a Fund may also use other techniques, including the following non-principal investment strategies.

Convertible Securities. Each Fund invests in equity and equity related securities. Equity and equity related securities include convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), or, if unrated, are determined by CRM to be of comparable quality. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities. Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by a NRSRO such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality. Each Fund may invest in debt securities of any maturity. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

Derivatives. Each Fund may, but is not required to, invest in derivative contracts, such as options on securities and securities indices. A Fund’s use of derivative contracts, such as options on securities and securities indices, may be risky, even when used for hedging purposes. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivatives can have a big impact on a Fund’s stock and index exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative investments themselves, behave in a way not anticipated by the Adviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility, which is the degree to which a Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivative transactions present the same types of credit risk as issuers of debt securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for a Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). The U.S. government and foreign governments have adopted and implemented regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Each of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund has adopted a fundamental policy under which it may not commit nor expose more than 15% of its total assets to derivative strategies. CRM Long/Short Opportunities Fund may invest in derivative instruments subject to the limits imposed by applicable regulations.

Restricted Securities. Although each Fund usually invests in securities listed on securities exchanges, it may also purchase securities that are not registered for sale to the general public, or to a limited extent, securities that are not readily marketable. Each Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities and thinly traded securities may be difficult or impossible to sell at the time and the price that a Fund would like.

Exchange-Traded Funds. Subject to applicable statutory and regulatory limits, each Fund may invest in securities of exchange-traded funds (“ETFs”) which are registered investment companies that are listed on securities exchanges. These limitations currently provide, in part, that absent an applicable exemption under a rule or exemptive order, each Fund may not purchase shares of an ETF that is a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the ETF, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the ETF or (c) more than 10% of the Fund’s total assets would be invested in ETFs and other investment companies. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory fees, of the ETFs, and will be further reduced by the expenses of a Fund, including advisory fees payable by the Fund. As such, there is a layering of fees and expenses.

Defensive Investing. Each Fund may, without limit, invest in any type of money market instruments and short-term debt securities or may hold cash, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their investment objectives.

Securities Lending. Each Fund (except CRM Long/Short Opportunities Fund) may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically consisting of money market mutual funds and other money market instruments, which the Fund will invest in during the term of the loan. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is subject to additional risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.

Money Market Investments. To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term investment grade bonds, money market mutual funds and other money market instruments. As noted above, in connection with the loan of portfolio securities, each Fund may also hold collateral consisting of money market mutual funds and other money market instruments. A Fund’s investments in money market mutual funds and other money market instruments and the investment of cash collateral in connection with the loan of portfolio securities are subject to credit and interest rate risks.

MORE ON THE RISKS OF INVESTING IN THE FUNDS

You could lose money by investing in a Fund. There is no guarantee that the stock market or the stocks a Fund buys will increase in value. As with any mutual fund, there is no guarantee that a Fund will achieve its objective.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of such Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, a Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price. A Fund will be exposed to additional risks as a result of investments in the securities of small and/or mid capitalization companies. Small and mid capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid capitalization companies may underperform large capitalization companies, may be harder to sell at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Risks of Large Cap Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, a Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, and the imposition of currency controls or restrictions and speculation.

Focus Risk. To the extent that a Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors. For example, industries in the financial segment, such as banks, insurance companies, and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Short Sales Risk (CRM Long/Short Opportunities Fund only). Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited as there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Short positions involve significant transaction costs.

Derivatives Risk. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by a Fund. Using derivatives may increase the volatility of a Fund’s NAV and may not provide the result intended. Derivatives may have a leveraging effect on a Fund. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. A Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to a Fund. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets.

Borrowing or Leverage Risk (CRM Long/Short Opportunities Fund only). Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or other investments, such as ETFs, that have embedded leverage. Since short sales involve borrowing securities and then selling them, the Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful.

Portfolio Turnover Risk. If a Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity failures or breaches by the Funds’ Adviser, transfer agent, distributor, custodian, fund accounting agent, financial intermediaries and other service providers may disrupt Fund operations, interfere with a Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding a Fund or their investment in a Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Funds’ ability to plan for or respond to a cyber attack. Additionally, the Funds and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Funds and/or the Adviser. Issuers of securities in which the Funds invest are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents. A Fund and its shareholders could be negatively impacted as a result.

Expense Risk. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Liquidity Risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of each Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Redemption Risk. Particularly during periods of declining or illiquid markets, a Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Each Fund also may use other strategies and engage in other investment practices described in the Funds’ SAI. The Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described above and in the SAI at any particular time. Also note that there are many other factors that could adversely affect your investment and that could prevent the Funds from achieving their goals, which are not described here. Please also see the Funds’ website, www.crmfunds.com, for more information about the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the SAI.

MANAGEMENT OF THE FUNDS

The Board of Trustees of the CRM Mutual Fund Trust has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, 300 First Stamford Place, Suite 440, Stamford, Connecticut 06902, serves as the investment adviser to each Fund. As each Fund’s investment adviser, CRM has the overall responsibility for directing each Fund’s investments. CRM and its predecessors have managed equity investments for mutual funds, public funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value-oriented style across a broad range of market capitalizations, and have been in business for more than 50 years. CRM has advised the CRM Funds and their predecessors since each Fund’s inception. As of September 30, 2025, CRM had approximately $2.13 billion of assets under management.

Each of the Funds pays an investment advisory fee to CRM, before waivers, at the following rates based on assets under management:

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund and CRM Mid Cap Value Fund: 0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; 0.65% of the Fund’s average daily net assets over $2 billion.

CRM All Cap Value Fund: 0.70% of the Fund’s first $1 billion of average daily net assets; 0.65% of the Fund’s next $1 billion of average daily net assets; 0.60% of the Fund’s average daily net assets over $2 billion.

CRM Long/Short Opportunities Fund: 1.50% of the Fund’s first $1 billion of average daily net assets; 1.45% of the Fund’s next $1 billion of average daily net assets; 1.40% of the Fund’s average daily net assets over $2 billion.

CRM has a contractual obligation to waive a portion of its fees for each of the Small Cap Value Fund, Mid Cap Value Fund, and the Small/Mid Cap Value Fund, and assume certain expenses of each Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest, exceed 1.25% of the average daily net assets of the Institutional Shares and 1.50% of the average daily net assets of the Investor Shares. CRM has a contractual obligation to waive a portion of its fees for the All Cap Value Fund, and assume certain expenses of the Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest, exceed 1.20% of the average daily net assets of the Institutional Shares and 1.45% of the average daily net assets of the Investor Shares. The expense limitations are in effect until November 1, 2026. Prior to that date, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees.

CRM has a contractual obligation to waive a portion of its fees for the Long/Short Opportunities Fund, and assume certain expenses of the Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of the average daily net assets of Institutional Shares. The expense limitation is in effect until November 1, 2026. Prior to that date, the arrangement may be terminated for a class of the Fund only by the vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees.

Effective March 29, 2007, CRM voluntarily agreed to cap the annual expense ratio of the Small/Mid Cap Value Fund not to exceed 1.10% of the average daily net assets of the Institutional Shares and 1.35% of the Investor Shares. The voluntary cap may be increased or terminated at any time.

For the fiscal year ended June 30, 2025, each Fund paid fees (after any waivers and/or reimbursements) equal to the following percentages of the Fund’s average daily net assets to CRM for its investment advisory services:

Fund	Fee Rate
CRM Small Cap Value Fund	0.75%
CRM Small/Mid Cap Value Fund	0.75%
CRM Mid Cap Value Fund	0.75%
CRM All Cap Value Fund	0.66%
CRM Long/Short Opportunities Fund	1.35%

CRM may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Funds. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

A discussion regarding the basis of the Board of Trustees’ approval of the Funds’ management agreement will be available in the Funds’ filing on Form N-CSR for the period July 1, 2025, through October 31, 2025.

PORTFOLIO MANAGERS

Brian M. Harvey, CFA, Co-CEO and CIO is responsible for the overall management of the CRM Funds. The investment research team for all of the CRM Funds consists of 9 individuals, with an average of 22 years’ investment and financial experience. The portfolio managers who have responsibility for the day-to-day management of the Funds, together with their business experience for at least the past five years, are set forth below.

Fund Name	Portfolio Manager(s)
CRM Small Cap Value Fund	Brian M. Harvey, CFA
CRM Small/Mid Cap Value Fund	Madeleine “Mimi” B. Morris Jeffrey Yanover
CRM Mid Cap Value Fund	Robert Maina Kevin M. Chin
CRM All Cap Value Fund	Robert Maina
CRM Long/Short Opportunities Fund	Madeleine “Mimi” B. Morris

Kevin M. Chin—Vice President

Mr. Chin rejoined CRM in 2020 and serves as a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining CRM, he was a Portfolio Manager and Chief Investment Officer at Keeley Asset Management. Before joining Keeley Asset Management, Mr. Chin was a principal with CRM from 1989 through 2012. He began his career as an investment banking analyst in the Mergers and Acquisitions department at Morgan Stanley (1986-1988) and was an associate in the risk arbitrage trading department at Credit Suisse First Boston (1988-1989). Mr. Chin graduated from Columbia University with a BS in Electrical Engineering.

Brian M. Harvey, CFA—Co-Chief Executive Officer and Chief Investment Officer

Mr. Harvey joined CRM in 2005 and serves as CRM’s Chief Investment Officer and co-CEO. He maintains overall responsibility for CRM’s investment team and CRM’s management and strategic direction. Mr. Harvey is also the portfolio manager of CRM Small Cap Value and a senior research analyst focusing on the financial and real estate sectors in CRM’s investment group. Prior to CRM, he was an equity research analyst at Fox-Pitt, Kelton. Mr. Harvey also spent four years as an accountant in the financial services audit practice at KPMG LLP and earned his CPA designation. He received a BS from Fairfield University.

Robert Maina—Vice President

Mr. Maina joined CRM in 2005 and is a portfolio manager on CRM Mid Cap Value and CRM All Cap Value and a senior research analyst covering the energy and TMT sectors in CRM’s investment group. Previously, Mr. Maina worked at Copper Beech Capital Management, a long/short fund focusing on the technology sector. He has additional experience from CIBC World Markets, Donaldson, Lufkin & Jenrette, and Arthur Andersen & Company LLP. He received a BS from Fairfield University’s School of Business.

Madeleine “Mimi” B. Morris—Vice President

Ms. Morris joined CRM in 2010 and is a portfolio manager on CRM Small/Mid Cap Value and CRM Long/Short Opportunities and a senior research analyst covering the consumer sectors in CRM’s investment group. Prior to CRM, she was a Director at Telsey Advisory Group where she was an equity analyst and consultant. She has additional financial experience from Merrill Lynch, Columbia House Company, and Donaldson, Lufkin, and Jenrette. She received a BA from Williams College and an MBA from Columbia Business School.

Jeffrey Yanover—Vice President

Mr. Yanover joined CRM in 2017 and currently serves as a portfolio manager and senior research analyst in CRM’s investment group. Most recently, he spent six years at Clovis Capital Management as a senior analyst covering the industrial and healthcare sectors. Previously, Mr. Yanover was an analyst at Lord Abbett,

Arience Capital, and Savannah-Baltimore Capital. Mr. Yanover is a graduate of the University of Texas at Austin with a BS in finance.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds’ primary service providers.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The NAV of each class of each Fund is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business) (a “Business Day”). If the Exchange closes at another time, each Fund will calculate its NAV as of the scheduled closing time. The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

The Funds generally value their equity securities and certain derivatives based on market prices determined as of the scheduled close of regular trading on the Exchange. The valuations of securities traded on foreign markets will generally be determined as of the earlier closing time of the markets on which they primarily trade. Equity securities and certain derivative instruments that are not traded on the date of valuation are valued at the mean between the last bid and asked prices. A Fund’s currency valuations, if any, are also done at the close of regular trading on the Exchange. These prices normally are supplied by a pricing service. Investments in other open-end investment companies, if any, are valued at such investment company’s current day closing NAV per share.

The prices that the Funds use may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Investments that do not have a readily available current market value are valued in good faith by the Adviser in its capacity as the Funds’ “Valuation Designee” for purposes of Rule 2a-5 under the 1940 Act. The Valuation Designee may use fair value methodologies for, among other things, the following investments held by a Fund: (i) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (ii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iii) a security that is thinly traded; (iv) a security whose issuer is in default or bankruptcy proceedings; (v) a security affected by extreme market conditions; (vi) a security affected by currency controls or restrictions; (vii) a security that is subject to local government-imposed restrictions; (viii) a foreign security that has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; and (ix) a security whose issuer is affected by a significant event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ NAV is computed and that may materially affect the value of the security. Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. The Valuation Designee, on behalf of each Fund, uses a fair value model developed by an independent third-party pricing service to price foreign equity securities trading on a foreign exchange on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time in conjunction with the Valuation Designee.

Valuing securities using fair value methodologies involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Valuation Designee, when using fair value methods to price the Funds’ securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings could change at a time when you are not able to buy or sell Fund shares. In addition, trading in some of the foreign securities held by a Fund may not occur on days when the Funds are open for business.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis. The Funds do not charge any sales charges.

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund offer Investor Shares and Institutional Shares. Investor Shares and Institutional Shares have different minimum investment requirements, fees and expenses.

The minimum initial investment in Investor Shares of the Funds is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”), or automatic investment plans). The minimum additional investment for direct investors in the Funds’ Investor Shares is $50. Investor Shares are subject to a shareholder service fee. You may purchase shares directly from the Funds as specified below. Shares of the Funds are also available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified financial intermediaries that have made contractual arrangements to offer Fund shares (each an “Intermediary” and collectively “Intermediaries”).

The minimum initial investment in Institutional Shares of the Funds is $1,000,000. Institutional Shares of the Funds are offered only to those investors who invest in the Fund through an Intermediary or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. There is no minimum amount for additional investments in Institutional Shares. Unlike Investor Shares, Institutional Shares are not subject to a shareholder service fee.

Your Intermediary may impose higher investment minimums. A Fund, in its sole discretion, may waive the minimum initial investment to establish certain accounts.

If you are investing in the Funds through an Intermediary or through a retirement plan, you generally may buy and sell shares and complete other transactions only through the Intermediary or retirement plan’s account. The policies and fees charged by an Intermediary may be different than those charged by the Fund. An Intermediary may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Purchase of Shares from CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

By Mail. You may purchase shares by sending a check drawn on a U.S. bank payable to the CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). Cash equivalents, for example, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted. If a subsequent investment is being made, the check should also indicate your Fund account number and the class of shares being purchased. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected. If you purchase shares with a check that does not clear, your purchase will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. In addition, Ultimus Fund Solutions, LLC, the Fund’s transfer agent, may charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check that does not clear. Send the check and application to:

Regular Mail	Overnight Mail
CRM Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	CRM Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

When making a purchase request, ensure your request is in good order. “Good order” means that your purchase request includes: (i) the name of the Fund, (ii) the dollar amount of shares to be purchased, (iii) a completed purchase application corresponding to the type of account you are opening or a completed investment stub (ensure your investment meets the account minimum or subsequent purchase investment minimum), and (iv) a check payable to “CRM Funds.” Please note that there may be a delay in receipt by the transfer agent of purchase requests submitted by regular mail to a post office address.

By Wire. You may purchase shares by wiring federal funds immediately available. Please call Ultimus Fund Solutions, LLC at 800-CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. For new accounts you should be prepared to give Ultimus the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. It is important that the wire contains all information and that Ultimus receives prior telephone notification to ensure that your wire is properly credited. For initial purchases, once your wire is sent you should, as soon as possible thereafter, provide Ultimus by mail or facsimile, with a completed, signed Account Application. This will ensure prompt handling of your investment.

By Automated Clearing House (ACH) Purchase. Current shareholders may purchase additional shares via the Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund(s) in which you invest requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these types of transactions.

You may not use ACH transactions for your initial purchase of a Fund’s shares unless your account is opened online. ACH purchases will be effected based on the next calculation of NAV after the request is received in good order by the Funds’ transfer agent. A Fund may alter, modify or terminate this purchase option at any time.

Redemption proceeds for shares purchased by ACH will not be available until the purchase transaction has cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan. You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund in which you invest at 800-CRM-2883 for more information about the Fund’s Automatic Investment Plan.

CRM Long/Short Opportunities Fund

CRM Long/Short Opportunities Fund offers one class of shares, Institutional Shares.

Shares of CRM Long/Short Opportunities Fund are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other Intermediaries and programs sponsored by such Intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial Intermediary. There is no minimum amount for additional investments in shares of the Fund. The Fund, in its sole discretion, may waive the minimum initial investment to establish certain accounts.

The purchase and sale of shares and other transactions may generally be completed only by or through your registered investment adviser or other Intermediary. The policies and fees charged by your Intermediary may be different than those charged by the Fund. Your Intermediary may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult your registered investment adviser or Intermediary for further information.

ADDITIONAL INFORMATION REGARDING PURCHASES OF ALL FUNDS

Your purchase order must be received by the scheduled close of regular trading on the Exchange on any Business Day to purchase shares at that day’s NAV. Purchase orders received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day.

If you place an order through an Intermediary, it is the responsibility of the Intermediary, rather than the Fund, to transmit your order for the purchase of shares to the Fund’s transfer agent. The Intermediary may impose an earlier deadline for submitting your purchase order. Please consult your Intermediary for additional information.

For information on other ways to purchase shares, including through an IRA, or an automatic investment plan, please refer to the SAI.

The Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Funds will not accept third party checks.

Federal Law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

If you invest through an Intermediary, that Intermediary may charge you a commission or other fees in an amount determined and separately disclosed to you by that Intermediary. Because the Funds are not party to any commission arrangement between you and your Intermediary, any transaction in shares of a Fund will be made by the Fund at the applicable NAV (before imposition of the sales commission). Any commissions or other fees charged by an Intermediary are not reflected in the fees and expenses listed in each Fund’s fee table or expense example in this prospectus nor are they reflected in the performance in the Fund’s bar chart and table in this prospectus because these commissions or fees are not charged by the Fund.

REDEMPTION OF SHARES

You may sell your shares on any Business Day. Redemption requests received by an Intermediary or the Funds’ transfer agent in good order before the scheduled close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the scheduled close of trading on that day. Redemption requests received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day. An Intermediary may impose a fee upon redemptions of Fund shares. Please consult your Intermediary. It is the responsibility of each Intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis.

To be in “good order” a redemption request must include:

●	Your account number;

●	The amount of the transaction (in dollars or shares);

●	Signatures of all owners exactly as registered on the account (for requests by mail);

●	Signature guarantees, for mail requests only; and

●	Any supporting legal documentation that may be required.

Redemption checks are normally mailed on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt.

If you purchased your shares through an account with an Intermediary, you should contact the Intermediary for information relating to redemptions.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for a Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through an unsecured credit facility (if available) and other borrowing arrangements that may be available from time to time.

The Funds reserve the right to make redemptions “in kind”—payments of redemption proceeds in portfolio securities rather than cash—if the amount redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of a Fund’s assets) or the Fund otherwise reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or through a redemption in-kind.

A Fund may participate in the ReFlow liquidity program as described in the Statement of Additional Information, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A Fund may meet redemption requests in-kind under the ReFlow liquidity program. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described under “Frequent Purchases and Redemptions of Fund Shares.”

Redemption of Shares from CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

By Mail. If you redeem your shares by mail, for amounts of $100,000 or more, you should submit written instructions with a “signature guarantee,” specifically a “Medallion Signature Guarantee,” which is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular Mail	Overnight Mail

CRM Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	CRM Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Please note that there may be a delay in receipt by the transfer agent of redemption requests submitted by regular mail to a post office address.

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call Ultimus Fund Solutions, LLC at 800-CRM-2883. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

A telephone request to sell shares must be received prior to the close of the Exchange. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor the transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or recording telephone instructions. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Redemption proceeds may also be mailed to your bank or, for amounts of $100,000 or less, mailed to your Fund account address of record if the address has been established for at least 30 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Small Accounts.

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund: If the value of your investment in the Fund falls below $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts, the Fund may ask you to increase your balance. If the account value is still below $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts after 60 days, a Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $2,500 for Investor Share accounts or $1,000,000 for Institutional Share accounts solely as a result of a reduction in your account’s market value.

CRM Long/Short Opportunities Fund: If the value of your investment in the Fund falls below $2,500, the Fund may ask you to increase your balance. If the account value is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $2,500 solely as a result of a reduction in your account’s market value.

Lost Shareholders, Inactive Accounts and Unclaimed Property. Certain states have unclaimed property laws that may require a Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law. In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale. For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply. To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with a Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Other Fees. The Funds’ transfer agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires ($15 per wire), IRA withdrawal fees (transfer or redemption) ($25 per withdrawal), and overnight delivery fees ($35 per overnight delivery). These fees are subject to change. Your bank may also impose additional fees.

EXCHANGE OF SHARES

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

You may exchange all or a portion of shares in a Fund for shares of the same class of another Fund (if that Fund permits exchanges) with the same account registration. You may also exchange all or a portion of your Investor Shares of the Fund for Institutional Shares in the same Fund, subject to meeting the minimum investment requirements for Institutional Shares. Each Fund reserves the right to reject any exchange request at any time and for any reason, without prior written notice.

Exchange requests received by an Intermediary or the Fund’s transfer agent in good order before the scheduled close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the scheduled close of trading on that day. Exchange requests received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day.

Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund and share class into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts. See “Taxes” for a discussion of the tax effect of an exchange of shares for shares of the same class of another CRM Fund. An exchange of Investor Shares for Institutional Shares in the same Fund will not result in the recognition of gain or loss for federal income tax purposes.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with an Intermediary, contact the Intermediary. Generally, all written requests must be signed by all owners and must include any required signature. The Fund may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares or Institutional Shares to be acquired through an exchange may be legally made.

CRM Long/Short Opportunities Fund

Generally, exchanging shares of CRM Long/Short Opportunities Fund is not permitted.

INTERNET TRANSACTIONS

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

To establish internet transaction privileges, you must enroll through the Funds’ website, www.crmfunds.com. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 800-CRM-2883 for assistance with establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this occur, you should consider purchasing or redeeming shares by another method. Neither a Fund nor its transfer agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading can (i) force a Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can profit at the expense of long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds’ policy is intended to discourage excessive trading in a Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future purchases and exchanges in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders, whether an individual account or omnibus accounts maintained by Intermediaries in which the Intermediaries aggregate orders of multiple investors and forward the aggregated orders to the Funds. The Funds or ALPS Distributors, Inc. (the “Distributor”), in accordance with applicable law, enter into agreements with Intermediaries requiring the Intermediaries to provide certain information to help identify excessive trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are generally declared and paid to you annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

Federal Income Taxes. As long as a Fund meets the requirements for treatment as a “regulated investment company,” it pays no federal income tax on the earnings and gains it distributes to shareholders. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions it pays that year.

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of a Fund’s net capital gain are taxable to you as long-term capital gain, when reported by the Fund as capital gain dividends, regardless of the length of time you have held your shares. Long-term capital gains are generally taxable to non-corporate shareholders at reduced U.S. federal income tax rates. Certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxable at long-term capital gain rates generally to the extent derived from “qualified dividend income” of a Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be “qualified dividend income” if that stock is readily tradable on an established U.S. securities market. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. A portion of dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You should be aware that if you purchase Fund shares shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is generally a taxable event for you if you redeem, sell or exchange shares of a Fund. Depending on the tax basis of the shares being redeemed, sold or exchanged and the sale price of the shares you redeem or sell, or the value of shares you receive in an exchange, you may have a taxable gain or loss on the transaction. An exchange between classes of shares of the same Fund normally is not taxable. You are responsible for any tax liability generated by your transactions.

Each Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. Each Fund has chosen the “average basis method” as its standing (default) tax lot identification method for all shareholders, which means this is the method a Fund will generally use to determine the tax basis of shares sold and which shares are deemed to be sold when a shareholder’s account includes shares purchased on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If you are neither a citizen nor a resident of the United States, a Fund in which you invest will generally withhold U.S. federal income tax at the rate of 30% (or lower applicable treaty rate) on taxable dividends and certain other payments (but not including distributions of net capital gains). The 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends (including capital gain dividends), redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including any non-corporate shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

State and Local Income Taxes. You should consult your tax advisor concerning the state and local tax consequences of an investment in a Fund, which may be different from those under federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the SAI.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, of an investment in a Fund, which are not addressed here.

DISTRIBUTION ARRANGEMENTS

The Distributor manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into agreements with Intermediaries to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES—INVESTOR SHARES

The Board of Trustees has adopted a shareholder service plan authorizing Investor Shares of each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of the Fund’s average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Funds’ Investor Shares. Service activities provided by service providers under this plan include, but are not limited to, (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ Distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Investor Shares. The Adviser may provide services to some holders of Investor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary.

SUB-TRANSFER AGENT FEES—INSTITUTIONAL SHARES

Institutional Shares of each Fund are sold through certain Intermediaries that provide accounting, recordkeeping and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these Intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund based on reasonable charges for similar services within the industry, subject to certain limitations. CRM, as the Fund’s agent, remits these payments to the Intermediaries. In some cases, where the sub-transfer agency fees of an Intermediary are greater than the amounts paid to CRM by the Funds for that Intermediary, CRM may pay the balance of those fees itself.

ADDITIONAL PAYMENTS

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this Prospectus for shareholder servicing or sub-transfer agent and recordkeeping services. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Please contact your Intermediary for information regarding any additional payments they may receive.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Tait, Weller & Baker LLP, each Fund’s independent registered public accounting firm, whose report, along with the Fund’s annual report and financial statements, is included in the Fund’s filing on Form N-CSR for the fiscal year ended June 30, 2025 and is available upon request.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM SMALL CAP VALUE FUND — Investor Shares
Net Asset Value — Beginning of Year	$13.50	$12.49	$11.40	$17.35	$11.22

Investment operations:
Net investment income(1)	0.09	0.05	0.14	— (2)	0.04
Net realized and unrealized gain (loss) on investments	0.71	1.53	1.24	(2.26)	6.16
Total from investment operations	0.80	1.58	1.38	(2.26)	6.20

Distributions to shareholders:
From net investment income	(0.04)	(0.23)	(0.06)	(0.01)	(0.07)
From net realized gain on investments	(1.38)	(0.34)	(0.23)	(3.68)	—
Total distributions to shareholders	(1.42)	(0.57)	(0.29)	(3.69)	(0.07)
Net Asset Value — End of Year	$12.88	$13.50	$12.49	$11.40	$17.35
Total return	4.65%	13.17%	12.09%	(15.73)%	55.36%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.27%	1.26%	1.21%	1.16%	1.15%
Net investment income	0.65%	0.43%	1.11%	0.01%	0.30%
Portfolio turnover rate	105%	77%	54%	54%	63%
Net Assets at end of year (000’s omitted)	$25,910	$28,177	$28,660	$28,325	$38,548

(1)	Calculated using the average shares method.

(2)	Amount represents less than $0.005.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM SMALL CAP VALUE FUND — Institutional Shares
Net Asset Value — Beginning of Year	$16.94	$15.53	$14.10	$20.55	$13.28

Investment operations:
Net investment income(1)	0.14	0.10	0.19	0.03	0.09
Net realized and unrealized gain (loss) on investments	0.85	1.90	1.55	(2.75)	7.28
Total from investment operations	0.99	2.00	1.74	(2.72)	7.37

Distributions to shareholders:
From net investment income	(0.07)	(0.25)	(0.08)	(0.05)	(0.10)
From net realized gain on investments	(1.38)	(0.34)	(0.23)	(3.68)	—
Total distributions to shareholders	(1.45)	(0.59)	(0.31)	(3.73)	(0.10)
Net Asset Value — End of Year	$16.48	$16.94	$15.53	$14.10	$20.55
Total return	4.79%	13.36%	12.33%	(15.53)%	55.68%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.09%	1.07%	1.01%	0.93%	0.91%
Net investment income	0.82%	0.61%	1.27%	0.18%	0.54%
Portfolio turnover rate	105%	77%	54%	54%	63%
Net Assets at end of year (000’s omitted)	$39,177	$47,098	$48,766	$90,451	$299,170

(1)	Calculated using the average shares method.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM SMALL/MID CAP VALUE FUND — Investor Shares
Net Asset Value — Beginning of Year	$11.00	$10.20	$9.94	$15.37	$9.71

Investment operations:
Net investment income(1)	0.03	0.03	0.10	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.55	0.84	0.79	(1.39)	6.29
Total from investment operations	0.58	0.87	0.89	(1.29)	6.40

Distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.06)	(0.17)	(0.03)
From net realized gain on investments	(1.60)	— (2)	(0.57)	(3.97)	(0.71)
Total distributions to shareholders	(1.64)	(0.07)	(0.63)	(4.14)	(0.74)
Net Asset Value — End of Year	$9.94	$11.00	$10.20	$9.94	$15.37
Total return	3.41%	8.57%	9.07%	(11.92)%	67.80%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.23%	1.21%	1.18%	1.18%	1.15%
Net investment income	0.27%	0.24%	1.02%	0.82%	0.83%
Portfolio turnover rate	146%	72%	42%	34%	59%
Net Assets at end of year (000’s omitted)	$13,706	$21,541	$23,018	$20,914	$26,464

(1)	Calculated using the average shares method.

(2)	Amount represents less than $0.005.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM SMALL/MID CAP VALUE FUND — Institutional Shares
Net Asset Value — Beginning of Year	$11.52	$10.68	$10.38	$15.87	$10.00

Investment operations:
Net investment income(1)	0.05	0.04	0.13	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.56	0.89	0.82	(1.46)	6.50
Total from investment operations	0.61	0.93	0.95	(1.33)	6.63

Distributions to shareholders:
From net investment income	(0.05)	(0.09)	(0.08)	(0.19)	(0.05)
From net realized gain on investments	(1.60)	— (2)	(0.57)	(3.97)	(0.71)
Total distributions to shareholders	(1.65)	(0.09)	(0.65)	(4.16)	(0.76)
Net Asset Value — End of Year	$10.48	$11.52	$10.68	$10.38	$15.87
Total return	3.58%	8.75%	9.28%	(11.78)%	68.26%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.06%	1.05%	1.01%	1.00%	0.93%
Net investment income	0.46%	0.39%	1.21%	0.98%	0.99%
Portfolio turnover rate	146%	72%	42%	34%	59%
Net Assets at end of year (000’s omitted)	$115,720	$147,684	$197,242	$119,384	$286,762

(1)	Calculated using the average shares method.

(2)	Amount represents less than $0.005.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM MID CAP VALUE FUND — Investor Shares
Net Asset Value — Beginning of Year	$22.43	$21.73	$21.43	$27.71	$18.34

Investment operations:
Net investment income(1)	0.04	0.04	0.25	0.27	0.15
Net realized and unrealized gain (loss) on investments	0.56	2.05	1.00	(1.57)	9.67
Total from investment operations	0.60	2.09	1.25	(1.30)	9.82

Distributions to shareholders:
From net investment income	(0.02)	(0.24)	(0.26)	(0.26)	(0.09)
From net realized gain on investments	(2.16)	(1.15)	(0.69)	(4.72)	(0.36)
Total distributions to shareholders	(2.18)	(1.39)	(0.95)	(4.98)	(0.45)
Net Asset Value — End of Year	$20.85	$22.43	$21.73	$21.43	$27.71
Total return	1.97%	10.27%	5.78%	(6.68)%	54.09%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.20%	1.16%	1.15%	1.14%	1.15%
Net investment income	0.20%	0.19%	1.16%	1.06%	0.66%
Portfolio turnover rate	88%	47%	43%	23%	63%
Net Assets at end of year (000’s omitted)	$123,186	$146,457	$159,797	$164,743	$187,541

(1)	Calculated using the average shares method.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM MID CAP VALUE FUND — Institutional Shares
Net Asset Value — Beginning of Year	$23.82	$23.00	$22.62	$29.00	$19.17

Investment operations:
Net investment income(1)	0.08	0.08	0.31	0.33	0.20
Net realized and unrealized gain (loss) on investments	0.60	2.16	1.06	(1.67)	10.12
Total from investment operations	0.68	2.24	1.37	(1.34)	10.32

Distributions to shareholders:
From net investment income	(0.06)	(0.27)	(0.30)	(0.32)	(0.13)
From net realized gain on investments	(2.16)	(1.15)	(0.69)	(4.72)	(0.36)
Total distributions to shareholders	(2.22)	(1.42)	(0.99)	(5.04)	(0.49)
Net Asset Value — End of Year	$22.28	$23.82	$23.00	$22.62	$29.00
Total return	2.19%	10.39%	6.00%	(6.55)%	54.44%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.04%	0.99%	0.99%	0.97%	0.94%
Net investment income	0.36%	0.36%	1.34%	1.23%	0.84%
Portfolio turnover rate	88%	47%	43%	23%	63%
Net Assets at end of year (000’s omitted)	$181,375	$225,601	$253,091	$219,322	$251,517

(1)	Calculated using the average shares method.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM ALL CAP VALUE FUND — Investor Shares
Net Asset Value — Beginning of Year	$7.05	$6.34	$6.47	$8.88	$5.91

Investment operations:
Net investment income(1)	0.00	0.01	— (2)	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.32	0.83	0.33	(0.70)	3.16
Total from investment operations	0.32	0.84	0.33	(0.68)	3.18

Distributions to shareholders:
From net investment income	—	(0.01)	(0.01)	(0.04)	(0.02)
From net realized gain on investments	(0.76)	(0.12)	(0.45)	(1.69)	(0.19)
Total distributions to shareholders	(0.76)	(0.13)	(0.46)	(1.73)	(0.21)
Net Asset Value — End of Year	$6.61	$7.05	$6.34	$6.47	$8.88
Total return	3.71%	13.47%	4.94%	(10.09)%	54.42%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/ reimbursement	1.45%	1.45%	1.41%	1.33%	1.37%
Expenses, excluding waiver/reimbursement	1.48%	1.47%	1.41%	1.33%	1.39%
Net investment income, including waiver/reimbursement	0.02%	0.09%	0.03%	0.32%	0.31%
Portfolio turnover rate	74%	54%	51%	38%	87%
Net Assets at end of year (000’s omitted)	$6,489	$6,767	$7,609	$7,622	$8,916

(1)	Calculated using the average shares method.

(2)	Amount represents less than $0.005.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM ALL CAP VALUE FUND — Institutional Shares
Net Asset Value — Beginning of Year	$7.31	$6.57	$6.69	$9.12	$6.07

Investment operations:
Net investment income(1)	0.02	0.02	0.02	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.33	0.87	0.34	(0.72)	3.24
Total from investment operations	0.35	0.89	0.36	(0.68)	3.28

Distributions to shareholders:
From net investment income	(0.01)	(0.03)	(0.03)	(0.06)	(0.04)
From net realized gain on investments	(0.76)	(0.12)	(0.45)	(1.69)	(0.19)
Total distributions to shareholders	(0.77)	(0.15)	(0.48)	(1.75)	(0.23)
Net Asset Value — End of Year	$6.89	$7.31	$6.57	$6.69	$9.12
Total return	3.93%	13.77%	5.18%	(9.81)%	54.66%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/ reimbursement	1.20%	1.20%	1.18%	1.09%	1.11%
Expenses, excluding waiver/reimbursement	1.25%	1.24%	1.18%	1.09%	1.13%
Net investment income, including waiver/reimbursement	0.27%	0.35%	0.27%	0.56%	0.52%
Portfolio turnover rate	74%	54%	51%	38%	87%
Net Assets at end of year (000’s omitted)	$16,467	$16,571	$16,059	$15,509	$18,393

(1)	Calculated using the average shares method.

	For the Years Ended June 30,
	2025	2024	2023	2022	2021
CRM LONG/SHORT OPPORTUNITIES FUND — Institutional Shares
Net Asset Value — Beginning of Year	$13.02	$12.11	$11.15	$11.62	$10.23

Investment operations:
Net investment income (loss)(1)	0.06	0.09	— (2)	(0.23)	(0.25)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	— (2)	1.09	1.14	(0.15)	2.22
Total from investment operations	0.06	1.18	1.14	(0.38)	1.97

Distributions to shareholders:
From net investment income	(0.11)	(0.27)	—	—	—
From net realized gain on investments	(0.91)	—	(0.18)	(0.09)	(0.58)
Return of Capital	(0.03)	—	—	—	—
Total distributions to shareholders	(1.05)	(0.27)	(0.18)	(0.09)	(0.58)
Net Asset Value — End of Year	$12.03	$13.02	$12.11	$11.15	$11.62
Total return	(0.20)%	10.07%	10.29%	(3.33)%	19.49%

Ratios to average net assets:
Expenses, including waiver/reimbursement	1.85%	2.25%	2.48%	2.68%	2.79%
Expenses, including waiver/reimbursement and excluding interest and dividend expense relating to short sales	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, excluding waiver/reimbursement	2.00%	2.41%	2.60%	2.80%	2.90%
Expenses, excluding waiver/reimbursement and interest and dividend expense relating to short sales	1.75%	1.76%	1.72%	1.72%	1.71%
Net investment income (loss), including waiver/reimbursement	0.43%	0.73%	(0.03)%	(2.00)%	(2.18)%
Portfolio turnover rate	187%	113%	90%	157%	201%
Net Assets at end of year (000’s omitted)	$244,728	$195,996	$255,341	$185,463	$127,930

(1)	Calculated using the average shares method.

(2)	Amount represents less than $(0.005).

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports:

The Funds’ annual and semi-annual reports and filings on Form N-CSR contain performance data and information on the Funds’ holdings and operating results for the Funds’ most recently completed fiscal year or half-year, as applicable. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. In the Funds’ filings on Form N-CSR you will find the Funds’ annual and semi-annual financial statements.

Statement of Additional Information (“SAI”):

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure.

The information in the SAI, and the independent registered public accounting firm’s report and financial statements in the Funds’ filing on Form N-CSR for the fiscal year ended June 30, 2025 are incorporated into this prospectus by reference.

Copies of these documents and answers to questions about the Funds may be obtained, free of charge, by (i) visiting the Funds’ website at www.crmfunds.com, (ii) calling the Funds at 800-CRM-2883; and (iii) writing to the CRM Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 800-CRM-2883.

The investment company registration number is 811-21749.

CRM SMALL CAP
VALUE FUND

CRM SMALL/MID CAP
VALUE FUND

CRM MID CAP
VALUE FUND

CRM ALL CAP
VALUE FUND

CRM LONG/SHORT
OPPORTUNITIES FUND

CRM Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

www.crmfunds.com

Statement of Additional Information

November 1, 2025

CRM Small Cap Value Fund
CRM Small/Mid Cap Value Fund
CRM Mid Cap Value Fund
CRM All Cap Value Fund
CRM Long/Short Opportunities Fund

(Series of CRM Mutual Fund Trust, each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI sets forth information which may be of interest to investors, but which is not necessarily included in the Funds’ Prospectus dated November 1, 2025, and supplemented from time to time (the “Prospectus”). This SAI should be read in conjunction with the Prospectus. Information about the Funds’ investments is available in the Funds’ audited annual report to shareholders and annual financial statements (“Annual Reports”) and unaudited semi-annual report to shareholders and semi-annual financial statements (“Semi-Annual Reports”). The Funds’ filing on Form N-CSR for the fiscal year ended June 30, 2025 contains the Funds’ Annual Report for the fiscal year ended June 30, 2025, which is incorporated herein by reference. An investor may obtain copies of the Funds’ Prospectus, this SAI, and the Annual and Semi-Annual Reports without charge by (i) visiting the Funds’ website at www.crmfunds.com or (ii) calling 800-CRM-2883.

Class	Fund Name	Ticker Symbol
Investor	CRM Small Cap Value Fund	CRMSX
	CRM Small/Mid Cap Value Fund	CRMAX
	CRM Mid Cap Value Fund	CRMMX
	CRM All Cap Value Fund	CRMEX

Institutional	CRM Small Cap Value Fund	CRISX
	CRM Small/Mid Cap Value Fund	CRIAX
	CRM Mid Cap Value Fund	CRIMX
	CRM All Cap Value Fund	CRIEX
	CRM Long/Short Opportunities Fund	CRIHX

Table of Contents

GENERAL INFORMATION	1
PRIOR HISTORY	1
INVESTMENT OBJECTIVE	1
INVESTMENT STRATEGIES AND RISKS	1
DISCLOSURE OF PORTFOLIO HOLDINGS	17
MANAGEMENT	19
CODE OF ETHICS	23
PROXY VOTING POLICIES	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24
INVESTMENT ADVISORY AND OTHER SERVICES	27
SERVICE PROVIDERS	31
DISTRIBUTION OF SHARES	34
BROKERAGE ALLOCATION AND OTHER PRACTICES	35
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES	36
PURCHASE, REDEMPTION AND PRICING OF SHARES	38
DIVIDENDS	41
TAXATION OF THE FUNDS	41
FINANCIAL STATEMENTS	47
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICY AND PROCEDURES	B-1

GENERAL INFORMATION

The CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (the “Long/Short Opportunities Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified open-end management investment company. Each Fund is a series of shares of beneficial interest of CRM Mutual Fund Trust (the “Trust”), which was organized as a Delaware statutory trust on March 30, 2005.

Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”) is the investment adviser to each Fund. The Board of Trustees of the Trust (the “Board”) provides broad supervision over the affairs of each Fund. Shares of the Funds are continuously sold by ALPS Distributors, Inc., the Funds’ distributor (the “Distributor”). Shares may be purchased from the Fund directly, or from a broker or other financial institution that has made contractual arrangements with the Distributor to offer the Fund (each an “Intermediary” and collectively “Intermediaries”).

PRIOR HISTORY

CRM Small Cap Value Fund and CRM Mid Cap Value Fund were initially organized as series of “The CRM Funds,” a separate Delaware statutory trust, and named “Small Cap Value Fund” and “Mid Cap Value Fund,” respectively.

Small Cap Value Fund commenced operations on October 1, 1995, and Mid Cap Value Fund commenced operations on January 6, 1998.

As of November 1, 1999, the Small Cap Value Fund and Mid Cap Value Fund were reorganized as series of “WT Mutual Fund,” a separate Delaware statutory trust, and re-named “CRM Small Cap Value Fund” and “CRM Mid Cap Value Fund.”

The CRM Small/Mid Cap Value Fund commenced operations on September 1, 2004 as a series of WT Mutual Fund.

On September 30, 2005, each of the Small Cap Value Fund, Small/Mid Cap Value Fund and Mid Cap Value Fund were reorganized as a series of the Trust and received all of the assets of the identically named corresponding series of WT Mutual Fund.

The All Cap Value Fund commenced operations on October 24, 2006.

The Long/Short Opportunities Fund commenced operations on August 16, 2016.

Each of the Funds changed its fiscal year end from June 30 to October 31.

INVESTMENT OBJECTIVE

As its investment objective, each Fund seeks long-term capital appreciation. The investment objective of each Fund may be changed without the approval of the Fund’s shareholders, but not without written notice thereof to shareholders sixty days prior to implementing the change. If there is a change in a Fund’s investment objective, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. There can, of course, be no assurance that the investment objective of a Fund will be achieved.

INVESTMENT STRATEGIES AND RISKS

Descriptions in the Prospectus and in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that CRM, in its discretion, might, but is not required to, use in managing a Fund’s portfolio assets.

CRM may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not necessarily for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Restrictions or policies stated as a maximum percentage of a Fund’s assets are applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund’s restrictions and policies.

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The following supplements the information concerning the Funds’ investment strategies and risks contained in the Prospectuses and should only be read in conjunction therewith.

Equity and Equity-Related Securities

The equity and equity-related securities in which the Funds may invest include common stocks, preferred stocks, convertible securities, and warrants.

Common Stock. The Funds invest primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stock. Preferred stock offers a stated dividend rate payable from a corporation’s earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities. The Funds may invest in convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) rating organizations, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”), or if unrated, are determined by the adviser to be of comparable quality. See Appendix A, “Description of Ratings.” Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund’s purchase of the security, CRM will determine whether it is in the best interest of a Fund to retain the security.

A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants. Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as the underlying securities into which they may be converted but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. In addition, a warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives

Each Fund, except the Long/Short Opportunities Fund, has adopted a fundamental policy, under which no more than 15% of the Fund’s total assets may be committed or exposed to derivative strategies. For purposes of this 15% investment limitation, derivative strategies include investments in options on securities and securities indices. The Long/Short Opportunities Fund may invest in derivative instruments subject to the limits imposed by applicable regulations.

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Each Fund may, but is not required to, use swaps, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. A Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, the Fund’s currency exposure); and as a cash flow management technique. A Fund may choose not to make use of derivatives for a variety of reasons, even when use of derivatives would have been beneficial to the Fund, and any use may be limited by applicable law and regulations. Using derivatives exposes a Fund to additional risks and may increase the volatility of a Fund’s net asset value (“NAV”) and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than a Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of a Fund’s other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. A Fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by a Fund for a variety of reasons.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. The Funds are subject to Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a “value-at-risk” based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with the rule by a Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. The rule may limit a Fund’s ability to use derivatives as part of its investment strategy. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of “value-at-risk” rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act has caused broad changes to the over-the-counter (“OTC”) derivatives market and granted significant authority to the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose a Fund to different costs and risks.

Additionally, certain regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. A Fund’s ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are

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entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Swap Agreements. A Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs. A Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. These regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. A Fund is required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require a Fund to post margin to the broker as a down payment on the Fund’s obligations and may change the amount of margin required from time to time. A Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require a Fund to terminate a derivatives position under certain circumstances. This may cause a Fund to lose money. The clearinghouse is a Fund’s counterparty for cleared derivatives trades. A Fund takes the risk that the counterparty defaults. A Fund also may be exposed to additional risks as a result of these regulations. The extent and impact of these regulations are not yet fully known and may not be for some time.

Options. Each Fund may purchase and write (sell) options on securities and securities indices. Except for the Long/Short Opportunities Fund, a Fund may purchase and write only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

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If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Put Options on Securities. A Fund may write and purchase put options on securities. A Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, a Fund, in return for the premium, takes the risk that the Fund must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

A Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV but may also use put options for non-hedging purposes.

Call Options on Securities. A Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a more conservative investment technique than writing a “naked” call option and is used to potentially enhance the Funds’ total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Each Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do). A Fund would purchase a call option to offset a previously written call option. Each Fund may purchase call options for hedging or non-hedging purposes.

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. A Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. A Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer

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to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate their respective options position and the associated cover. The Adviser monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the respective Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option. A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

A Fund may use American-style options and may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

Options on Foreign Currencies. A Fund may write and purchase covered call and put options on foreign currencies and may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may purchase put and call options on foreign currencies for non-hedging purposes when the Adviser anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Regulatory Limitations on Certain Futures and Options. A Fund’s ability to sell or purchase futures contracts or write options thereon or options on foreign currencies or invest in other derivative contracts may be limited by applicable law and regulations, including CFTC rules.

General Risks of Swaps, Options, Forward Contracts and Futures. The primary risks in using swaps, options, forward contracts and futures are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of the options, forward contracts or futures; (2) possible lack of a liquid secondary market for the swaps, options, forward contracts or futures and the resulting inability to close out such swaps, options, forward contracts or futures at a particular time or at an anticipated price; (3) the fact that the skills needed to use swaps, options, forward contracts or futures are different from those needed to select a Fund’s securities; (4) the fact that, use of swaps, options, forward contracts or futures can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability to close out or unwind swaps, options, forward contracts or futures if the other party to the transaction (the

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“counterparty”) becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying the derivative instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. There can be no assurance that a Fund’s use of options, forward contacts or futures will be successful.

Additionally, swaps, options, forward contracts and futures may not be available with respect to some foreign currencies, especially those of certain emerging market countries.

A Fund’s use of swaps, options, forward contacts or futures may be limited by the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), with which each Fund must comply to qualify or continue to qualify for treatment as a regulated investment company (a “RIC”). See “Taxation of the Funds” in this SAI.

Debt Securities

Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by an NRSRO such as Moody’s or S&P, or if unrated, are determined by CRM to be of comparable quality. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the debt securities in which the Funds may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Funds’ debt investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. The Adviser will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to a Fund warrants exposure to the additional level of risk.

Foreign Securities

Each Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. Each Fund may invest in foreign securities that are publicly traded on a U.S. securities market, and each may invest up to 20% of its assets in foreign securities that are traded on non-U.S. securities exchanges or in the OTC markets.

Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-government organizations. Foreign securities include equity or debt securities issued by issuers outside the United States and include securities in the form of negotiable certificates of deposit (“CDs”), banker’s acceptances, commercial paper, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.

Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in foreign securities may involve risks arising from (i) differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, (ii) changes in currency exchange rates, (iii) high and volatile rates of inflation, (iv) economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and (v) as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any obligations of foreign issuers, it may be more difficult for a Fund to obtain or enforce a judgment against those issuers.

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Other investment risks associated with foreign securities include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

Some markets in which a Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the “1940 Act”), limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from ’securities related activities,’ as defined by the rules thereunder. These provisions may also restrict each Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested, and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Funds to maintain their foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be ‘eligible sub-custodians,’ as defined in the 1940 Act, for the Funds, in which event the Funds may be precluded from purchasing securities in certain foreign countries in which they otherwise would invest or which may result in the Funds’ incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Funds may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Depositary Receipts. ADRs as well as other “hybrid” forms of ADRs, including EDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required

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government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020, was provisionally applied effective January 1, 2021, and formally entered into force on May 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and other European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa.

Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments has been impaired. A Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries directly affected by the invasion.

Health Events

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Fund. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the COVID-19 pandemic caused significant volatility and severe losses in global financial markets. The COVID-19 pandemic and efforts to contain its spread resulted in significant disruptions to business operations, supply chains and customer activity, higher default rates, widespread business closures and layoffs, travel restrictions and border closings, extended quarantines and stay-at-home orders, event and service cancellations, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.

Natural Disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers.

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Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Foreign Currency Transactions

A Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). A Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities. Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

Use of foreign currency hedging techniques, including “proxy-hedges” cannot protect against exchange rate risks perfectly, and, if the Adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If Funds use proxy-hedging, they may experience losses on both the currency in which they have invested, and the currency used for hedging if the two currencies do not vary with the expected degree of correlation.

Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions and may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. A Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

A Fund may enter into forward contracts for hedging or non-hedging purposes. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. A Fund may also purchase and sell forward contracts for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Master Limited Partnerships

Each Fund may invest in master limited partnerships (“MLPs”). MLPs are publicly traded partnerships that are focused on exploration, development, mining, processing or transportation of minerals or natural resources. MLPs generally receive partnership taxation treatment under the Internal Revenue Code and as such do not pay U.S. federal income tax at the partnership level. A change in laws could result in an increase in an MLP’s tax liability. In addition, the risks of investing in MLPs may include investors’ limited control and right to vote, potential conflicts of interest between the MLP and its general partner, and risks related to interest rate fluctuations, cash flow and dilution. Securities of MLPs may trade infrequently and in limited volume, and they may be subject to abrupt or erratic changes in price. Investing in MLPs also subjects a Fund to the risks associated with the specific industry in which the MLP invests.

Cyber Security Issues

With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing operational disruption.

Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts and expect they will continue to do so. The Funds are unable to predict how any such attempt, if successful, may affect a Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk

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management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as the Funds’ custodian, administrator, transfer agent and distributor. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cyber security failures or breaches at the Adviser’s or the Funds’ other service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with each Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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Illiquid Securities

Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Restricted Securities

Each Fund is permitted to invest in restricted securities. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration or securities that are subject to legal restrictions on their sale. A Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities are generally considered to be illiquid securities, provided that restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, which are determined, pursuant to the guidelines established by the Board, by CRM to be liquid are not subject to this limitation. In accordance with the guidelines, CRM will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades.

Securities Lending

Each Fund, except Long/Short Opportunities Fund, may from time to time lend its portfolio securities to certain broker-dealers or other institutional investors pursuant to agreements that require that the loans be continuously secured by collateral equal to 102% (105% in the case of foreign securities) of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value. A Fund will earn interest on the investment of the cash collateral. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. If the income earned on the investment of the cash collateral is insufficient to pay these amounts, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. The Fund may not exercise voting rights on loaned securities but reserves the right to recall loaned securities so that they may be voted according to the fund’s Proxy Voting Policies and Procedures. Lending portfolio securities entails the possible risk of loss to a fund due to the inability of the borrowers to return the securities. There also may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. Where the collateral delivered by the borrower is cash, the Fund will also have the risk of loss of principal in connection with its investment of collateral. Either party, upon reasonable notice to the other party, may terminate any loan.

Repurchase Agreements

Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. It is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by CRM. When entering into a repurchase agreement, a Fund risks the possibility of a decline in the market value of the underlying securities before reselling the security, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund’s investment limitations.

Short Sales

Each Fund may establish short positions in specific securities or securities indices through short sales or in investments in a variety of derivative instruments. This is a principal investment strategy of the Long/Short Opportunities Fund. A Fund’s use of short sales involves additional investment risks and transaction costs. Short selling is a technique that may be considered speculative and involves risk beyond the amount invested.

A short sale is a transaction in which a Fund sells a security it does not own typically in anticipation of a decline in the market price of that security. To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security.

Conversely, a short sale will result in a loss if the price of the security sold short increases. The amount of any gain will be decreased,

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and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale.

When a Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When a Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations.

Generally, a Fund may not keep, and must return to the lender, any dividends or interest that accrues on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

While short sales can be used to further a Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If a Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund’s potential loss from an uncovered short position in an equity security or security index resulting from a short sale is unlimited. A Fund also could experience losses if these investment techniques were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market.

Forward Commitments and When-Issued Securities

Each Fund may purchase or sell securities on a forward commitment or when issued basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable a Fund to “lock in” what the Adviser believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit their respective exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

Investment Company Securities and Exchange-Traded Funds

Each Fund may invest in investment company securities, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act and related rules promulgated under the 1940 Act unless an SEC exemption is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in investment companies. However, Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund’s investment objectives and policies. In addition, Rule 12d1-4, which became effective on January 19, 2021, permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company, including by acquiring more than 25% of its voting

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securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit a Fund’s ability to invest in other investment companies to the extent desired. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Cash Management

Each Fund may invest in cash and cash equivalents, including high quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

Money Market Funds. Each Fund may invest in the securities of money market mutual funds within the limits prescribed by the 1940 Act. See also “Investment Company Securities and Exchange-Traded Funds” above.

U.S. Government Obligations. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these government-sponsored enterprises in the future.

Commercial Paper. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody’s or if not rated, determined by CRM to be of comparable quality.

Bank Obligations. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers’ acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

Bankers’ acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

Time Deposits. Time deposits are bank deposits for fixed periods of time.

Borrowing or Leverage

As discussed above, each Fund may establish short positions in specific securities or securities indices through short sales or in investments in a variety of derivative instruments. This is a principal investment strategy of the Long/Short Opportunities Fund. Because short sales involve borrowing securities and then selling them, short sales will effectively leverage a Fund’s assets. Borrowing and other transactions used for leverage may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Leverage thus creates the potential for greater gains, but also greater losses. To repay such obligations, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate a Fund’s net investment income in any given period. The Funds cannot

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guarantee that a leveraging strategy will be successful. Short selling also involves credit exposure to brokers that execute the short sale.

In addition, each Fund may borrow for temporary or emergency purposes, including to meet redemption requests. The Funds will not borrow for speculative purposes; provided, however, that a Fund may borrow to the extent set forth under “Fundamental Investment Restrictions” herein. See “Fundamental Investment Restrictions.” Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Adviser. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares.

Special Purpose Acquisition Companies

A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Fundamental Investment Restrictions

Except as otherwise provided, each of the Funds has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders’ meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or redemptions of shares will not be considered a violation of the limitation. None of the Funds have been granted exemptive orders from the SEC under the 1940 Act.

Each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund will not, as a matter of fundamental policy:

1.	commit nor expose more than 15% of its total assets to derivative strategies;

2.	purchase the securities of any one issuer, if as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3.	purchase securities of any issuer if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4.	borrow money, however a Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund’s assets;

5.	make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

6.	underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

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7.	purchase or sell real estate. A Fund may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

8.	purchase or sell physical commodities. A Fund is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; and

9.	issue senior securities, except to the extent permitted by the 1940 Act, however, each Fund may borrow money subject to its investment limitation on borrowing.

The Long/Short Opportunities Fund will not, as a matter of fundamental policy:

1.	purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies;

2.	purchase securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3.	borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

4.	make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate. The Fund may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7.	purchase or sell physical commodities. The Fund is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; and

8.	issue senior securities, except to the extent permitted by the 1940 Act, however, the Fund may borrow money subject to its investment limitation on borrowing.

With respect to each Fund’s fundamental policy relating to borrowing money set forth above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to make such borrowings pursuant to the limits and conditions of Rule 18f-4 or to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as shorts and reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. With respect to the Long/Short Opportunities Fund the policy above related to borrowing will be interpreted to permit the Long/Short Opportunities Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowing under the policy. Notwithstanding the foregoing, pursuant to Rule 18f-4 under the 1940 Act, a Fund has the option to treat all reverse repurchase agreements and similar

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financing transactions as “derivatives transactions” as opposed to including such transactions in the Fund’s asset coverage ratio for borrowings. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Each Fund’s investment objective and non-fundamental investment policies may be changed without shareholder approval at any time. The Funds will provide written notice at least 60 days prior to implementing any change in a Fund’s investment objective.

Temporary Defensive Positions

Each Fund may, without limit, invest in any type of money market instruments and short-term debt securities or may hold cash, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

Portfolio Turnover

Each Fund’s portfolio turnover rate may vary from year to year, sometimes significantly. Variations in portfolio turnover rate from year to year reflect the execution of the Adviser’s investment process for the Fund in different market environments. As described in the prospectus, a company’s stock may be sold from a Fund’s portfolio if, among other things, the price target for the stock is met, the company’s fundamentals deteriorate, or if identified changes that are material to the company’s operations, outlook and prospects do not have the expected impact on earnings and cash flow. Each Fund’s portfolio turnover rate is set forth in the prospectus, under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy governing disclosure of the Funds’ portfolio holdings (the “Portfolio Holdings Disclosure Policy” or the “Policy”). Non-public information about the portfolio holdings of the Funds cannot be shared with financial consultants, investors and potential investors (whether individual or institutional), or other third parties except in accordance with the Policy. The Policy allows the Funds to disclose to third parties non-public information on their securities positions only as follows:

1.	The Funds may release non-public portfolio holdings information in the following circumstances:

(a)	The top ten securities of a Fund, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure of this information via the Funds’ website at least one day prior to the release.

(b)	A Fund’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings, and (iii) performance attribution may be released at any time with public disclosure of this information via the Funds’ website at least one day prior to the release.

(c)	A list of securities (that may include Fund holdings together with other securities) being researched or owned by the Funds’ Adviser (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

(d)	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

2.	The Funds may release non-public portfolio holdings information to their custodian, administrator, transfer agent, distributor, sub-custodian, auditors, or legal counsel or to a proxy voting provider, rating agency, or other vendor or service provider as may be necessary or appropriate for these parties to provide services to the Funds, subject to contractual, legal or other confidentiality restrictions prohibiting the recipient from sharing such non-public information with an unauthorized source or trading (including such recipient’s employees) upon the information so provided.

3.	The Funds may release non-public information on their securities holdings to any party to the extent required by laws, regulations, exchange rules, self-regulatory organization rules, or court or governmental orders that apply to the Funds or their respective service providers. Prompt notice of any such release shall be provided to the Funds’ Chief Compliance Officer.

4.	The Funds may release non-public information on their securities holdings to such other parties and on such other bases as may be approved by both the President and the Chief Compliance Officer of the Funds, provided (a) the President and Chief Compliance Officer of the Fund determine that such disclosures are in the best interest of the Fund’s shareholders, (b) the Board is notified of the disclosure at its next regularly scheduled meeting; (c) the Funds or their service providers have legitimate business purposes for these disclosures; (d) the recipients are subject to a duty of confidentiality, including a duty not to trade, relating to the non-public information released; and (e) no payment is made to any service provider of the Funds in consideration of the release.

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The Portfolio Holdings Disclosure Policy is binding upon the officers of the Funds and each of the Funds’ third-party service providers, including the Adviser, the Distributor, the custodian, the transfer agent, and the independent registered public accounting firm. The Policy does not require disclosure of information on portfolio holdings and does not limit any disclosures of information on portfolio holdings that has been or is concurrently being disclosed in a publicly available filing with the SEC. While CRM may manage other separate accounts and unregistered products that have substantially similar strategies to those of another CRM fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such CRM fund, this policy only relates to the disclosure of portfolio information of the Funds. The Policy does not restrict the disclosure of portfolio holdings of separate accounts or investment funds (other than the Funds) managed by CRM. Separate account and unregistered investment fund clients of CRM have access to their portfolio holdings, and prospective clients have access to representative holdings. The Chief Compliance Officer shall be responsible for resolving any conflicts of interest between the Fund’s shareholders on one hand, and the Fund’s vendors or service providers on the other, provided that the Chief Compliance Officer shall submit any conflict between the Adviser and the Fund’s shareholders to the Board of Trustees for resolution. The Board of Trustees of the Fund shall review the Portfolio Holdings Disclosure Policy on a periodic basis and receives reports from the Chief Compliance Officer of any material violations of the Policy on a quarterly basis.

The chart below identifies each party that in the normal course of business receives from the Trust non-public portfolio holdings information of the Funds, the frequency at which that information is received, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to such party.

Recipient of Portfolio Information	Frequency of Portfolio Information Received	Time Lag between Date of Information and Disclosure
Cramer Rosenthal McGlynn, LLC (Adviser)	Continuously provided on a daily basis	None
Tait, Weller & Baker LLP (Independent Registered Public Accounting Firm)	During the preparation of the Fund’s financial statements and tax returns	Typically 10 days, but in certain circumstances there could be no time lag
Ernst & Young LLP (Accountant)	During the PFIC Analysis for tax preparation	Typically 10 days, but in certain circumstances there could be no time lag
The Bank of New York Mellon Corporation (Custodian)	Daily access to portfolio holdings	None
Ultimus Fund Solutions, LLC (Administrator and Accounting Agent)	Daily access to portfolio holdings	None
Confluence Accounting platform (performance calculations and regulatory reporting)	Monthly	Typically 30 business days
Printers/Typesetters (FGS, Inc., Blu Giant, LLC and FilePoint EDGAR Services, LLC)	Quarterly	Typically 30 business days
DLA Piper LLP (US) (Counsel)	Quarterly	Typically 30 business days
Independent Trustees	Quarterly	Typically 30 business days
Institutional Shareholder Services (Proxy Voting Provider)	Daily access to portfolio holdings	None
Morningstar, Inc. (Ratings Agency)	Quarterly	Typically 60 business days
Bloomberg LP (Portfolio Management/Research Software)	Daily	None
Refinitiv Ltd. (Portfolio Management/Research Software)	Daily	None
Abel Noser (Liquidity and Transaction Cost Analysis)	Monthly	None
Morgan Stanley Prime Brokerage (Portfolio Analytics and Trading)	Daily	None
ReFlow Fund, LLC (Liquidity Services)	Daily	None

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MANAGEMENT

The Funds are supervised by the Board. The Board is responsible for the general oversight of the Funds, including general supervision and review of the Funds’ investment activities. The Board, in turn, elects the officers who are responsible for administering the Funds’ day-to-day operations.

The trustees including the trustees who are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Trustees”), and officers of the Funds, their ages, their principal occupations during the past five years, the number of CRM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted, the address of each trustee and officer is c/o Cramer Rosenthal McGlynn, LLC, 300 First Stamford Place, Suite 440, Stamford, CT 06902, Attention: Stephen J. Gaeta, Esq. The address of Chad Bitterman is: c/o Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022; the address of each of Matthew J. Miller, Zachary P. Richmond and Karen Jacoppo-Wood is: c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Each Trustee serves during the continued lifetime of the Trust, until the Trustee dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Each officer serves until his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until the officer sooner dies, resigns, or is removed.

Name and Year of Birth	Position(s) Held with Fund & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Martin A. Burns (born 1957)	Trustee since January 2025	Principal, Owner, and Sole Member, ActioCon LLC (asset management consulting) (since November 2021); Chief Industry Operations Officer, Investment Company Institute (2015 to 2022).	5	Trustee, Valued Advisers Trust (fifteen portfolios) (since June 2024).
Ira P. Cohen (born 1959)	Trustee since January 2025	Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	5	Trustee, Valued Advisers Trust (fifteen portfolios) (since June 2010); Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).
Andrea N. Mullins (born 1967)	Trustee and Chairperson of the Board since January 2025	Private investor; Independent Contractor, SWM Advisors (since April 2014).	5	Trustee, Valued Advisers Trust (fifteen portfolios) (since December 2013); Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021);Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (since November 2021).
Susan J. Templeton (born 1956)	Trustee since January 2025	Advisory Board Member, Morningstar, Inc. (since 2023); Advisory Board Member, Seyen Capital (since 2017); Vice-Chair, Sebold Capital Management (2019 to 2023).	5	Trustee, Valued Advisers Trust (fifteen portfolios) (since June 2024); Independent Trustee, Claridges Trust Company (since 2015).

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Name and Year of Birth	Position(s) Held with Fund & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
OFFICERS
Matthew M. Miller (born 1976)	President and Chief Executive Officer since January 2025	Vice President, Relationship Management, Ultimus Fund Solutions, LLC (“Ultimus”) (December 2015 to present).	N/A	N/A
Zachary P. Richmond (born 1980)	Treasurer and Principal Financial Officer since January 2025	Senior Vice President, Fund Administration, Ultimus (August 2024 to present) (Vice President from 2015 to 2024).	N/A	N/A
Chad M. Bitterman (born 1972)	Chief Compliance Officer since October 2021	Compliance Officer, Northern Lights Compliance Services, LLC (since 2010).	N/A	N/A
Karen Jacoppo-Wood (born 1966)	Secretary since December 2022	Senior Vice President, Associate General Counsel, Ultimus (since 2022); Managing Director and Managing Counsel, State Street Bank and Trust Company (“State Street”) (2019 – 2022); Vice President and Managing Counsel, State Street (2014 – 2019).	N/A	N/A
Carol J. Highsmith (born 1964)	Assistant Secretary since January 2025	Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (since December 2015).	N/A	N/A

The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee and such person’s status as not being an “interested person” as defined under the 1940 Act.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with CRM, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Burns, financial services expertise and considerable knowledge of the mutual fund industry, including the regulatory framework under which the Trust operates; Mr. Cohen, executive management experience in the financial services industry, with broad understanding of mutual fund operations and investments; Ms. Mullins, broad mutual fund experience, including management, accounting and financial reporting; and Ms. Templeton, executive management experience relating to the operations of mutual funds and similar investment vehicles. References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

The Board of Trustees has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee

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and the Governance Committee were established at a meeting held on December 19, 2018. The Audit Committee held two (2) meetings during the fiscal year ended June 30, 2025. The Governance Committee held two (2) meetings during the fiscal year ended June 30, 2025. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Funds’ affairs. The Board further has determined that its leadership structure is appropriate given CRM’s role with respect to the Funds’ investment and business operations. The Board also believes that its leadership structure serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.

Audit Committee. The Audit Committee is comprised of the Independent Trustees. The Board has adopted a written charter for the Audit Committee. The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Funds, oversees the quality and integrity of the Funds’ financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Funds’ independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the Funds’ accounting firm. The Audit Committee met two times during the fiscal year ended June 30, 2025.

Governance Committee. The Governance Committee is comprised of the Independent Trustees. The Board has adopted a written charter for the Governance Committee. The Governance Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Board any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance Committee also makes recommendations to the Board on matters delegated to it. The Governance Committee met two times during the fiscal year ended June 30, 2025.

In addition, the Governance Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance Committee considers the standards or qualifications for Independent Trustee nominees and evaluates individuals believed to be qualified to become Independent Trustees of the Trust. The Governance Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, the Funds’ investment adviser or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Board, and reviews periodically the procedure, if any, regarding candidates submitted by shareholders. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee takes into account all factors it considers relevant, including without limitation relevant industry and related experience, demonstrated capabilities, independence, commitment, reputation, education, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. In addition, the Committee may consider any additional specific factors the Committee may believe to be important at the time it considers appointment of a new trustee candidate. The Governance Committee does not have a formal policy for considering nominees for the position of Trustee recommended by the Funds’ shareholders. Nonetheless, the Governance Committee may on an informal basis consider any investor recommendations of possible Trustees that are received. As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy the qualifications discussed above, the Funds anticipate that Independent Trustees of the Trust would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance Committee’s evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Oversight of Risk Management

Consistent with their responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees and its committees oversee risk management of the Funds’ investment management and business operations. In performing this oversight function, the Board and its committees consider various risks and risk management practices relating to the Funds.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board and

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its committees, the Funds, or CRM or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. The Board of Trustees and its committees receive reports on risk management from the Funds’ and CRM’s Chief Compliance Officer as a regular Board meeting agenda item and more frequently if circumstances warrant. The reports received by the Trustees include summaries of relevant information relating to risk assessment and related controls, and updates regarding other risk related issues. In addition to the Chief Compliance Officer, other members of CRM’s risk committee, including CRM’s Chief Investment Officer, as well as various personnel of the other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Board or its Committees with respect to various aspects of risk management. Most of the Funds’ investment management and business operations are carried out by or through CRM and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or CRM or other service providers. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

In addition, it is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table shows the Trustees’ aggregate ownership of all of the CRM Funds as of December 31, 2024.

Dollar Range of Securities Held in the Funds

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund	Long/Short Opportunities Fund	Aggregate Dollar Range of Equity Securities in the Funds
Independent Trustees
Martin A. Burns	None	None	None	None	None	None
Ira P. Cohen	None	None	None	None	None	None
Andrea N. Mullins	None	None	None	None	None	None
Susan J. Templeton	None	None	None	None	None	None

Compensation

Effective January 23, 2025, each Independent Trustee receives annual base compensation of $3,800 per Fund. Each Independent Trustee also receives additional compensation of $3,500 per annum for serving as the chairperson of one or more of the Trust’s standing committees and may receive $500 for participating in special meetings of the Board. Prior to January 23, 2025, each Independent Trustee received an annual retainer of $60,000 per year.

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The compensation paid to each Trustee by each Fund and the aggregate compensation paid to each Trustee by all of the CRM Funds for the fiscal year ended June 30, 2025 was:

AGGREGATE COMPENSATION(1) FROM THE FUNDS

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund	Long/Short Opportunities Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex
Interested Trustee
Ronald H. McGlynn(2)	None	None	None	None	None	None	None	None
Independent Trustees
Martin A. Burns(3)	$852	$1,793	$3,661	$274	$2,919	None	None	$9,500
Ira P. Cohen(3)	$852	$1,793	$3,661	$274	$2,919	None	None	$9,500
Andrea N. Mullins(3)	$1,009	$2,124	$4,336	$325	$3,457	None	None	$11,250
Susan J. Templeton(3)	$765	$1,525	$3,550	$266	$3,393	None	None	$9,500
F. Gregory Ahern(4)	$2,675	$5,847	$12,894	$822	$7,763	None	None	$30,000
Rodney P. Wood(4)	$2,675	$5,847	$12,894	$822	$7,763	None	None	$30,000

(1)	Under a Deferred Compensation Plan adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. As of June 30, 2025, the total amounts in the Independent Trustees’ deferral accounts were: $0.

(2)	Mr. McGlynn served as a Trustee until August 13, 2024.

(3)	Term as a Trustee commenced on January 23, 2025.

(4)	Mr. Ahern and Mr. Wood each served as a Trustee until January 22, 2025.

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust and CRM have adopted Codes of Ethics (each a “Code” and together the “Codes”). The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among CRM and the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Funds under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by CRM, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board reviews reports regarding the Codes relative to the Trust, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Trust’s registration statement filed with the SEC.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Funds to CRM, subject to the Board’s continuing oversight. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to the Funds. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote.

CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for each Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

Finally, CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, instances where in a company soliciting proxies is also an advisory client. In such instances, CRM will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM’s proxy voting policies and procedures are attached herewith as Appendix B.

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Each Fund’s proxy voting record as of June 30, 2025 is available: (i) without charge, upon request by calling 800-CRM-2883; (ii) on the SEC’s website at www.sec.gov; and (iii) on the Funds’ website at www.crmfunds.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 29, 2025, the Trustees and officers of the Trust did not own any outstanding shares of the Funds.

As of September 29, 2025, the name, address and percentage ownership of each shareholder that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund are listed below.  Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
CRM SMALL CAP VALUE FUND - INVESTOR CLASS
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	14.53%	Record
SEI Private Trust Company C/O M&T Bank 337 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	11.13%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	9.54%	Record
Saxon & Co. (FBO) Our Customers P.O. Box 7780-1888 Philadelphia, PA 19182	6.25%	Record
CRM SMALL CAP VALUE FUND - INSTITUTIONAL CLASS
Capinco C/O US Bank, NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	23.20%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	19.13%	Record
Peter H. McGlynn, Trustee, Ronald H. McGlynn Revocable Trust 656 Ocean Road Vero Beach, FL 32963	14.58%	Record
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	8.95%	Record
Margaret Day 89 Sypes Creek Bozeman, MT 59715 C	5.08%	Record

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CRM SMALL/MID CAP VALUE FUND - INVESTOR CLASS
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	31.82%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	14.10%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	11.88%	Record
SEI Private Trust Company C/O M&T Bank 337 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	9.16%	Record
Chicago Metra 457 c/o Mission Square Retirement 547 W Jackson Boulevard, 12th Floor Chicago, IL 60661	7.49%	Record
CRM SMALL/MID CAP VALUE FUND - INSTITUTIONAL CLASS
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	34.16%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	27.06%	Record
CRM MID CAP VALUE FUND - INVESTOR CLASS
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	52.19%	Record
Voya Retirement Insurance and Annuity Company One Orange Way B3N Windsor, CT 06095-4774	15.42%	Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	10.09%	Record

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CRM MID CAP VALUE FUND - INSTITUTIONAL CLASS
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	25.02%	Record
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246J	19.01%	Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	17.50%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.64%	Record
CRM ALL CAP VALUE FUND - INVESTOR CLASS
SEI Private Trust Company C/O M&T Bank 337 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	28.30%	Record
Sally Mattikow 239 Porto Vecchio Way Palm Beach Gardens, FL 33418	9.25%	Record
Jeremy B. Davidson 1755 York Avenue, Apt. 37A New York, NY 10128	9.07%	Record
Howard Sohn and Ann Sohn TTEES/HF & AM Sohn Trust U/A DTD 12/27/2010 17 Fawn Court San Anselmo, CA 94960-1125	7.94%	Beneficial
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	7.25%	Record
CRM ALL CAP VALUE FUND - INSTITUTIONAL CLASS
Peter H. McGlynn, Trustee, Ronald H. McGlynn Revocable Trust 656 Ocean Road Vero Beach, FL 32963	40.78%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	13.15%	Record
Oppenheimer & Company, Inc. FBO: Patricia A. Gonzalez Revolver IRA 9155 Fontainebleau Boulevard #9 Miami, FL 33172	6.66%	Record

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Barbara Fields & Michael D Fields TTEES Barbara Fields 2017 Revocable Living Trust U/A DTD 05/15/2017 455 North End Avenue, Apt. 1116 New York, NY 10282	6.17%	Beneficial
CRM LONG/SHORT OPPORTUNITIES FUND - INSTITUTIONAL CLASS
J.P. Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers ATTN: Mutual Fund Department 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245	97.59%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

Cramer Rosenthal McGlynn, LLC, 300 First Stamford Place, Suite 440, Stamford, CT 06902, serves as investment adviser to the Funds. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 50 years. CRM is 100% owned by CRM 2019, LLC, an employee-owned entity. The principal shareholders of CRM 2019, LLC are senior and former officers or directors of CRM. Christopher Barnett, Co-Chief Executive Officer and Brian Harvey, Co-Chief Executive Officer and Chief Investment Officer, are the Managing Members of CRM.

As compensation for CRM’s investment advisory services and expenses incurred, the Small Cap Value Fund, the Small/Mid Cap Value Fund, and the Mid Cap Value Fund each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets over $2 billion. CRM All Cap Value Fund pays a monthly advisory fee to CRM at the annual rate of 0.70% of the Fund’s first $1 billion of average daily net assets; 0.65% of the Fund’s next $1 billion of average daily net assets; and 0.60% of the Fund’s average daily net assets over $2 billion. The Long/Short Opportunities Fund pays a monthly advisory fee to CRM at the annual rate of 1.50% of the Fund’s first $1 billion of average daily net assets; 1.45% of the Fund’s next $1 billion of average daily net assets; and 1.40% of the Fund’s average daily net assets over $2 billion.

CRM has a contractual obligation to waive a portion of its fees for each of the Small Cap Value Fund, Mid Cap Value Fund, and the Small/Mid Cap Value Fund, and assume certain expenses of each Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest, exceed 1.25% of the average daily net assets of the Institutional Shares and 1.50% of the average daily net assets of the Investor Shares. CRM has a contractual obligation to waive a portion of its fees for the All Cap Value Fund, and assume certain expenses of the Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest, exceed 1.20% of the average daily net assets of the Institutional Shares and 1.45% of the average daily net assets of the Investor Shares. The expense limitations are in effect until November 1, 2026. Prior to that date, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees.

CRM has a contractual obligation to waive a portion of its fees for the Long/Short Opportunities Fund, and assume certain expenses of the Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of the average daily net assets of Institutional Shares. The expense limitation is in effect until November 1, 2026. Prior to that date, the arrangement may be terminated for a class of the Fund only by the vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees.

Effective March 29, 2007, CRM voluntarily agreed to cap the annual expense ratio of the Small/Mid Cap Value Fund not to exceed 1.10% of the average daily net assets of the Institutional Shares and 1.35% of the Investor Shares. The voluntary cap may be increased or terminated at any time.

Advisory Services. Under the terms of the Investment Advisory Agreement, CRM agrees to: (a) direct the investments of each Fund, subject to and in accordance with such Fund’s investment objective, policies and limitations set forth in the Fund’s Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with such Fund’s objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Funds and CRM performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Funds and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or

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regulations; (f) make its officers and employees available to the Trustees and officers of the Funds for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, CRM agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with a Fund. The Trust and/or CRM may at any time or times, upon approval by the Board, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that CRM shall not be liable for any act or omission or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on its part in the performance of its obligations and duties under the agreement. The salaries of any officers or Interested Trustees of the Trust who are affiliated with CRM and the salaries of all personnel of CRM performing services for each Fund relating to research, statistical and investment activities are paid by CRM.

Investment Advisory Fees and Expense Reimbursements

For the past three fiscal years, the following net advisory fees were paid to CRM under the Investment Advisory Agreement after the effect of CRM’s contractual and voluntary obligations to waive a portion of its advisory fees attributable to the Funds and to assume certain expenses of such Funds:

Fiscal Year Ended June 30	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund	Long/Short Opportunities Fund
2025
Fees Accrued	$575,920	$1,225,464	$2,586,412	$165,266	$3,930,220
Fees Waived/Expenses Assumed	N/A	N/A	N/A	$10,390	$396,482
Net Advisory Fee Paid	$575,920	$1,225,464	$2,586,412	$154,876	$3,53,738
2024
Fees Accrued	$556,273	$1,526,156	$2,889,555	$159,832	$2,813,860
Fees Waived/Expenses Assumed	N/A	N/A	N/A	$7,509	$294,626
Net Advisory Fee Paid	$556,273	$1,526,156	$2,889,555	$152,323	$2,519,234
2023
Fees Accrued	$777,610	$1,335,025	$3,102,672	$169,442	$3,246,963
Fees Waived/Expenses Assumed	N/A	N/A	N/A	N/A	$253,530
Net Advisory Fee Paid	$777,610	$1,335,025	$3,102,672	$169,442	$2,993,433

There is no provision in the Investment Advisory Agreement or Expense Limitation Agreement whereby CRM may recapture fees previously waived or expenses reimbursed with respect to the Funds.

Portfolio Managers

Brian Harvey, CFA, is Co-CEO and CIO of the Adviser and is responsible for the overall management of each Fund. The investment research team for all of the Funds consists of nine (9) individuals, with an average of twenty-two (22) years of financial and investment experience. The portfolio managers who have responsibility for the day-to-day management of each Fund are set forth below.

Small Cap Value Fund. Brian M. Harvey, CFA leads the team that is responsible for the day-to-day management of the CRM Small Cap Value Fund.

Small/Mid Cap Value Fund. Mimi Morris and Jeffrey Yanover jointly lead the team that is responsible for the day-to-day management of the Small/Mid Cap Value Fund.

Mid Cap Value Fund. Robert Maina and Kevin M. Chin jointly lead the team that is responsible for the day-to-day management of the Mid Cap Value Fund.

All Cap Value Fund. Robert Maina leads the team that is responsible for the day-to-day management of the CRM All Cap Value Fund.

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Long/Short Opportunities Fund. Mimi Morris leads the team that is responsible for the day-to-day management of the Fund.

Other Accounts Managed by Portfolio Managers. The following tables identify, for each portfolio manager listed above as of June 30, 2025, the number of accounts (excluding the Fund which he or she manages) for which he or she has day-to-day management responsibilities, and the total assets in such accounts, within each of the following categories: registered investment companies, pooled investment vehicles and other accounts. None of these accounts are assessed a performance-based advisory fee.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Brian M. Harvey, CFA	No other registered investment companies	No other pooled investment vehicles	6 other accounts with $147,700,734 in total assets under management
Robert Maina	No other registered investment companies	No other pooled investment vehicles	25 other accounts with $152,908,621 in total assets under management
Madeleine “Mimi” B. Morris	No other registered investment companies	1other pooled investment vehicle with $34,752,453 in total assets under management	89 other accounts with $117,680,925 in total assets under management
Kevin M. Chin	No other registered investment companies	No other pooled investment vehicles	7 other accounts with $87,947,025 in total assets under management
Jeffrey Yanover	No other registered investment companies	1 other pooled investment vehicle with $34,752,453 in total assets under management	88 other accounts with $117,176,193 in total assets under management

The following table identifies, for each portfolio manager listed above as of June 30, 2025, the number of registered investment companies (excluding the Fund which he or she manages), other pooled investment vehicles and other accounts for which he or she has day-to-day management responsibilities, which are assessed performance-based advisory fees, and the total assets in such accounts.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Brian M. Harvey, CFA	No other registered investment companies	No other pooled investment vehicles	1 other account with $35,539,854 in total assets under management
Kevin M. Chin	No other registered investment companies	No other pooled investment vehicles	1 other account with $46,165,052 in total assets under management
Jeffrey Yanover	No other registered investment companies	No other pooled investment vehicles	1 other account with $30,955,205 in total assets under management
Robert Maina	No other registered investment companies	No other pooled investment vehicles	1 other account with $46,165,052 in total assets under management
Madeleine “Mimi” B. Morris	No other registered investment companies	2 other pooled investment vehicles with $119,110,910 in total assets under management	3 other accounts with $119,982,209 in total assets under management

Compensation of CRM Portfolio Managers. CRM’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM’s mid cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid-cap value investment strategy. Portfolio managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

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The compensation package for portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to CRM’s success.

The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three-year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

For purposes of determining a portfolio manager’s bonus, the appropriate Fund’s benchmark is used. The benchmark used to determine the bonuses of the portfolio managers of the Small Cap Value Fund is the Russell 2000® Value Total Return Index. The benchmark used to determine the bonuses of the portfolio managers of the Small/Mid Cap Value Fund is the Russell 2500® Value Total Return Index. The benchmark used to determine the bonuses of the portfolio managers of the Mid Cap Value Fund is the Russell Midcap® Value Total Return Index. The benchmark used to determine the bonus of the portfolio manager of the All Cap Value Fund is the Russell 3000® Value Total Return Index. The benchmark used to determine the bonuses of the portfolio managers of the Long/Short Opportunities Fund is the S&P 500® Index and the Hedge Fund Research HFRI Equity Hedge Fundamental Value Index.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s bonus is based upon relative performance of his or her assigned portfolio(s) compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing one and three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is a profit-sharing program, was created as a means of more closely aligning the interests of CRM professionals with those of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm.

Material Conflicts of Interest. Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. CRM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. To deal with these situations, CRM has adopted procedures for a trade allocation procedure for allocating limited investment opportunities across multiple funds and accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. To help avoid these types of conflicts, each portfolio manager is subject to CRM’s Conflict of Interest Policy.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. To address these types of conflicts, CRM has adopted best execution and soft dollar policies governing a portfolio manager’s selection of brokers and dealers and his or her use of research services.

Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts,

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such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. In the case of hedge fund accounts, this inherent conflict of interest might be complicated by two additional factors: first, some CRM portfolio managers who have responsibility for managing hedge funds according to long-short or hedged strategies, also manage other client accounts according to long-only strategies; and second, in some cases the portfolio managers and their relatives and friends have substantial investment interests in the hedge funds they manage. To help address these types of conflicts, CRM has adopted a Code and Conflicts of Interest Policy. CRM’s portfolio managers and traders receive annual training regarding these procedures. The performance-based fee accounts and other client accounts are monitored for fair and equitable portfolio management and trading allocation on a regular basis and are periodically tested for adherence to CRM’s procedures.

Proprietary Investments. CRM and/or its affiliates may have substantial personal or proprietary investments in some of the accounts managed by a portfolio manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which CRM and/or its affiliates have interests. However, each portfolio manager is subject to CRM’s Code policy governing personal securities transactions in which portfolio managers engage.

Other Factors. Several other factors, including the desire to maintain or increase assets under the Adviser’s management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code and Conflicts of Interest Policy.

As discussed above, CRM and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for CRM and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by CRM and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Security Ownership. The following table shows each portfolio manager’s ownership of securities of the Funds as of June 30, 2025.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Brian M. Harvey, CFA	Small Cap Value Fund	$100,001 - $500,000
	Small/Mid Cap Value Fund	$100,001 - $500,000
	Mid Cap Value Fund	$100,001 - $500,000
	All Cap Value Fund	$100,001 - $500,000
Robert Maina	Small/Mid Cap Value Fund	$1 - $10,000
	Mid Cap Value Fund	$100,001 - $500,000
	All Cap Value Fund	Over $1,000,000
Madeleine “Mimi” B. Morris	Small/Mid Cap Value Fund	$100,001 - $500,000
	Long/Short Opportunities Fund	$100,001 - $500,000
Kevin M. Chin	Small Cap Value Fund	$10,001 - $50,000
	Small/Mid Cap Value Fund	$10,001 - $50,000
	Mid Cap Value Fund	$10,001 - $50,000
Jeffrey Yanover	Small Cap Value Fund	$100,001 - $500,000
	Small/Mid Cap Value Fund	$10,001 - $50,000
	Long/Short Opportunities Fund	$100,001 - $500,000

SERVICE PROVIDERS

Administrator, Accounting Agent and Transfer Agent

Since October 5, 2020, Ultimus Fund Solutions, LLC (“Ultimus”) has served as the Funds’ administrator, accounting agent and transfer agent pursuant to a Master Services Agreement. The administrator, accounting agent and transfer agent are located at located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246. The administrative services that Ultimus performs for the Funds include: preparing shareholder reports and arranging for the printing and dissemination of such reports; assembling reports required to be filed with the SEC or other regulatory agencies and filing such completed reports with the SEC or other regulatory agencies; preparing and filing federal and state tax returns on behalf of the Funds; assisting and advising CRM regarding compliance monitoring activities, including compliance with the 1940 Act and with the Funds’ investment policies and limitations; and making such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

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The accounting services that Ultimus provides include maintaining the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. In its capacity as the Funds’ accounting agent Ultimus also: maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As the Funds’ Transfer Agent, Ultimus: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Funds for its services as the Funds’ administrator, accounting agent and transfer agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For the fiscal years ended June 30 shown in the table below, the Funds paid Ultimus the following fees for its services as Administrator and Fund Accountant:

	Administration and Accounting Fees
CRM Fund	2025	2024	2023
Small Cap Value Fund	$44,301	$34,831	$41,281
Small/Mid Cap Value Fund	$75,493	$80,994	$67,517
Mid Cap Value Fund	$140,670	$146,404	$153,441
All Cap Value Fund	$25,259	$16,931	$12,662
Long/Short Opportunities Fund	$118,592	$87,250	$89,215

Securities Lending Activities. Pursuant to an agreement between the Trust and The Bank of New York Mellon Corporation (“BNY Mellon” or the “Custodian”), BNY Mellon is responsible for the administration and management of the Funds’ securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan. The dollar amounts of income and fees and compensation paid to all service providers related to those Funds that participated in securities lending activities during the fiscal year ended June 30, 2025 were as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund
Gross Income(1)	$19,938	$28,771	$39,223	$11,992
Revenue Split(2)	$375	$392	$886	$581
Cash Collateral Management Fees(3)	—	—	—	—
Administrative Fees(4)	—	—	—	—
Indemnification Fees(5)	—	—	—	—
Rebate to Borrowers	$18,688	$27,464	$36,270	$10,187
Rebate from Borrowers	—	—	—	$132
Other Fees	—	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	$19,063	$27,856	$37,156	$10,636
Net Income from the Securities Lending Activities	$875	$915	$2,067	$1,356

(1)	Gross income includes income from cash collateral reinvestment.

(2)	Revenue split represents the share of revenue generated by the securities lending program and paid to BNY Mellon.

(3)	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

(4)	These administrative fees are not included in the revenue split.

(5)	These indemnification fees are not included in the revenue split.

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Custodian

The Bank of New York Mellon Corporation, 240 Greenwich Street, New York, New York 10286, serves as the Funds’ custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Funds, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Funds, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Funds, releasing and delivering securities from the custody accounts of the Funds, maintaining records with respect to such custody accounts, delivering to the Funds a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.

Shareholder Service Plan for Investor Shares

The Board of Trustees has adopted a shareholder service plan authorizing each Fund that has established Investor Shares to pay certain Intermediaries an annual fee not exceeding 0.25% of the Fund’s average daily net assets of its Investor Shares, to compensate such Intermediaries who maintain a service relationship with shareholders of the Fund’s Investor Shares. Service activities provided by service providers under this plan include, but are not limited to, (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of funds relating to transactions in Fund shares, (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares, (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts, (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ Distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Investor Shares. The Adviser may provide services to some holders of Investor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary. During the past three fiscal years ended June 30, the Investor Shares of the Funds paid the following shareholder servicing fees:

CRM Fund	2025	2024	2023
Small Cap Value Fund - Investor Shares	$70,876	$68,675	$74,527
Small/Mid Cap Value Fund - Investor Shares	$48,191	$55,013	$54,113
Mid Cap Value Fund - Investor Shares	$343,863	$380,200	$418,024
All Cap Value Fund - Investor Shares	$16,645	$16,815	$19,776

Sub-Transfer Agency Expenses Paid by Institutional Shares

Institutional Shares of each Fund are sold through certain Intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. Such sub-transfer agency services provided by Intermediaries to shareholders of Institutional Shares of the Funds include: (a) answering shareholder inquiries, (b) establishing and maintaining shareholder accounts and records, (c) providing periodic statements showing a shareholder’s account balances, (d) furnishing on behalf of the Funds’ Distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, and (e) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Intermediary or (2) a fixed dollar amount for each account serviced by the Intermediary. The Board of Trustees has approved payment of the fees charged by these Intermediaries for providing sub-transfer agency services from the assets of the Institutional Shares of each Fund based on charges for similar services within the industry, subject to certain limitations.

Additional Service Providers

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”) serves as the independent registered public accounting firm to the Funds providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Funds. Tait, Weller & Baker LLP is located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529.

Legal Counsel. DLA Piper LLP (US), One Atlantic Center, 1201 West Peachtree Street, Suite 2900, Atlanta, Georgia 30309, serves as counsel to the Funds.

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DISTRIBUTION OF SHARES

ALPS Distributors, Inc (the “Distributor”), is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor serves as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation.

To the extent that the Distributor receives shareholder service fees under any shareholder service plan adopted by the Funds, the Distributor will furnish or enter into arrangements with Intermediaries for the furnishing of personal or account maintenance services with respect to the relevant shareholders of a Fund as may be required pursuant to such plan.

After an initial period, the Distribution Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of the Funds’ shares.

The Distribution Agreement terminates automatically in the event of an assignment. The agreement is also terminable without payment of any penalty with respect to the Funds (i) by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of a plan adopted in accordance with Rule 12b-1 under the 1940 Act with respect to a Fund or in such Agreement, or by vote of a majority of the outstanding voting securities of the Funds) on sixty (60) days’ written notice to the Distributor; or (ii) by the Distributor on sixty (60) days’ written notice to the Trust.

Additional Payments

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this SAI for distribution, shareholder servicing, sub-transfer agent and record keeping services. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for sub-accounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. As of October 1, 2025, CRM anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Funds’ Prospectus and this SAI:

ADP Broker-Dealer, Inc.

American United Life Insurance Co.

Broadridge Business Process Outsourcing, LLC

Charles Schwab & Co., Inc.

Empower Financial Services, Inc.

Fidelity Brokerage Services LLC

John Hancock Trust Company

J.P. Morgan Securities LLC

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Mid Atlantic Clearing & Settlement Corporation

Morgan Stanley & Co., Inc.

National Financial Services LLC

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Nationwide Investment Services Corporation

Pershing LLC

Principal Life Insurance Company

Raymond James & Associates Inc.

Reliance Trust Company

UBS Financial Services Inc.

Vanguard Marketing Corporation

Voya Financial

Wells Fargo Clearing Services, LLC

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

CRM places all portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For the past three fiscal years ended June 30, the Funds paid the following brokerage commissions:

CRM Fund	2025	2024	2023
Small Cap Value Fund	$210,536	$185,177	$156,899
Small/Mid Cap Value Fund	$457,906	$312,218	$158,000
Mid Cap Value Fund	$531,196	$297,253	$280,441
All Cap Value Fund	$33,676	$19,476	$18,525
Long/Short Opportunities Fund	$877,895	$489,361	$634,988

Significant changes in brokerage commissions paid by a Fund from year to year have been due to changing asset levels and/or portfolio turnover.

To the extent that a Fund effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Trust, the Adviser or the Distributor, such transactions will be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

During each of the fiscal years ended June 30, 2025, 2024 and 2023, the Funds did not effect brokerage transactions with an affiliated person.

Brokerage Selection

The primary objective of CRM in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, CRM considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to CRM.

Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion.” The services provided by the broker also must lawfully or

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appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker. Research services received from broker-dealers supplement an adviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research or brokerage services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser’s personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to an adviser since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide an adviser with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by its affiliates. An investment adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services.

The Adviser on behalf of the Funds directed certain brokerage transactions to brokers because of research and brokerage services provided. The Adviser utilized commission sharing arrangements (“CSAs”) to assist in obtaining client commission benefits provided by brokers, such as research and brokerage services, by allocating a portion of certain eligible brokerage commissions to credit pools maintained by those brokers. Amounts in the credit pools are then used to obtain these services from brokers or other third parties. The Adviser also obtains client commission benefits through brokerage arrangements other than CSAs under which the Funds also pay commissions.

For the fiscal year ended June 30, 2025, the Funds paid commissions to brokers with which the Adviser maintains these arrangements in the following amounts:

CRM Fund	Total Brokerage Transactions	Related Commissions for Research Services
Small Cap Value Fund	$210,536	$210,536
Small/Mid Cap Value Fund	$457,906	$457,906
Mid Cap Value Fund	$531,196	$531,196
All Cap Value Fund	$33,676	$33,676
Long/Short Opportunities Fund	$877,895	$877,895

As of June 30, 2025, the Funds did not hold securities issued by regular broker-dealers of the Funds.

Allocation of Portfolio Transactions

CRM’s other clients generally have investment objectives and programs similar to that of the Funds. CRM expects to make purchases or sales of securities on behalf of such clients that are substantially similar to those made by CRM on behalf of the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of CRM not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Funds and the other clients as to amount according to a formula determined prior to the execution of such transactions.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust issues two separate classes of shares, Institutional Shares and Investor Shares, for Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund. The Trust issues one class of shares, Institutional Shares, for the Long/Short Opportunities Fund. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

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The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor Shares pay shareholder service fees not to exceed 0.25% of the average net assets of the Investor Shares of each Fund. The net income attributable to Investor Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service fees. Accordingly, the NAV of the Investor Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund and not by shareholders of other CRM Funds. The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the Shareholders. Generally, subject to the 1940 Act and the specific provisions of the Declaration of Trust, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except only a plurality vote shall be necessary to elect Trustees.

The Funds may involuntarily redeem a shareholder’s shares: (a) if at such time such shareholder owns shares of any Fund having an aggregate NAV of less than a minimum value determined from time to time by the Trustees; (b) to the extent that such shareholder owns shares of a Fund equal to or in excess of a maximum percentage of the outstanding shares of such Fund determined from time to time by the Trustees; or (c) to the extent that such shareholder owns shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust. The Trustees have no current intention to involuntarily redeem a shareholder’s shares merely for exceeding a maximum percentage of the outstanding shares of a Fund or of the Trust. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of a Fund or potential money laundering, ERISA issues, or transactions that could jeopardize the tax status of a Fund or of the Trust. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of a Fund, the Trust may require such shareholder to redeem their shares.

The Trust may cause, to the extent consistent with applicable law, (a) the Trust or one or more of its Funds to be merged into or consolidated with another trust, series of another trust or other person, (b) the shares of the Trust or any Fund to be converted into beneficial interests in another trust or series thereof, (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (d) a sale of assets of the Trust or one or more of its Funds. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present (i.e., the presence of forty percent (40%) of the Shares entitled to vote on a matter), provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any Fund into beneficial interests in such separate business trust or trusts or series thereof.

Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to a particular Fund or allocable to a particular class) or to carry on any business in which the Trust shall directly or indirectly have any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer such Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law.

However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

The Trust’s Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action with respect to a Fund, a demand by three unrelated shareholders must first be made on the Fund’s trustees. The Trust’s Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the

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demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The Trust’s Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or any Fund or class thereof to recover a judgment in its favor unless (a) Shareholders holding at least ten percent (10%) of the outstanding Shares of the Trust, Fund or Class, as applicable, join in the bringing of such court action, proceeding or claim, and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act. 12 Del. C. Section 3801 et seq., as amended. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Trust’s Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Trust’s Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Trust’s Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder shall be held to have expressly assented and agreed to the terms of the Declaration of Trust of the Trust, the By-Laws of the Trust and the resolutions of the Board of Trustees.

The Trust’s Declaration of Trust provides that the Trust will indemnify and hold harmless each and every Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively. The Trust’s Declaration of Trust provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Trust’s Declaration of Trust also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series.

The Trust’s Declaration of Trust further provides that (i) the appointment, designation or identification (including in any proxy or registration statement or other document) of a Trustee as chairperson of the Board of Trustees or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, shall not impose on that individual any standard of care, duty, obligation or liability that is greater than the standard of care, duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special attributes, skills, experience or expertise shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee’s rights to indemnification.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Information regarding the purchase of shares of each Fund is discussed in the “Purchase of Shares” section of the Prospectus.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund

Following is information regarding additional methods to purchase shares of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid

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Cap Value Fund and All Cap Value Fund:

Individual Retirement Accounts. You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account (“IRA”). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at 800-CRM-2883. First National Bank, as custodian for each IRA account, receives an annual fee of $15 per account, paid directly to BNY Mellon by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan. You may purchase Fund shares through an Automatic Investment Plan (“AIP”). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount on a periodic basis. The purchase of Fund shares will be effected at the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time) on specified days of each month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at 800-CRM-2883.

Payroll Investment Plan. The Payroll Investment Plan (“PIP”) permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer’s payroll department. Then, a portion of your paychecks will be automatically transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, CRM or the transfer agent, to arrange for transactions under the PIP. A Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP. (Available only to Investor Shares of the Funds).

Redemption of Shares

Information regarding the redemption of shares of each Fund is discussed in the “Redemption of Shares” section of the Prospectus.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund

Following is information regarding additional methods to redeem shares of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund:

By Wire. Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $100,000 or less, mailed to your Fund account address of record if the address has been established for at least 30 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder’s signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

Systematic Withdrawal Plan. If you own shares of a Fund with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may automatically redeem a portion of your account monthly, bi-monthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. (Available only to Investor Shares of the Funds.)

All Funds

Additional Information Regarding Redemption of Shares of Each Fund. To ensure proper authorization before redeeming shares of a Fund, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Intermediaries who have purchased shares through their accounts with those Intermediaries should contact the Intermediaries prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has

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cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder’s cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder’s right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund’s securities or to determine the value of a Fund’s net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period for any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money (all of which impose certain costs on the fund) to meet net shareholder redemption requests. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase shares of a fund up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. ReFlow’s redemption request may be met in-kind, in accordance with a Fund’s policies with respect to such an in-kind redemption. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

ReFlow will purchase Institutional Class shares of the Fund at NAV and will not be subject to any investment minimum applicable to such shares. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases shares of such Fund, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The costs to a Fund for participating in the ReFlow liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow’s investments in a Fund in connection with the ReFlow liquidity program are not subject to a Fund’s frequent trading policy as described in the “Frequent Purchases and Redemptions of Fund Shares” section in the Prospectus, nor are they subject to the requirement described above that states if the amount that a shareholder redeems during any 90-day period is over the lesser of $250,000 or 1% of a Fund’s NAV, the Fund will redeem the lesser of $250,000 or 1% of the Fund’s NAV in cash.

Pricing of Shares

The NAV of each class of shares of each Fund is calculated as of the scheduled close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business) (a “Business Day”). The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

In valuing a Fund’s assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the

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security is traded most extensively. Independent brokers or quotation services provide prices or foreign securities in their local currency. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unlisted securities that are quoted on the Nasdaq Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the Nasdaq Stock Market and for which OTC market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the OTC market. Futures contracts and options are valued on the basis of market quotations, if available. If applicable, any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the NAV. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith by the Adviser in its capacity as the Board of Trustees’ Valuation Designee pursuant to Rule 2a-5 under the 1940 Act. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. Please see the Funds’ prospectus for additional information regarding the procedure used by the Funds’ in valuing their assets.

DIVIDENDS

Dividends, if any, from the Funds’ net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

TAXATION OF THE FUNDS

General

Each Fund is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected and intends to qualify each year to be treated under Subchapter M of the Internal Revenue Code as a RIC. To qualify for treatment as a RIC under the Internal Revenue Code, a Fund must distribute to its shareholders for each taxable year at least the sum of (i) 90% of its investment company taxable income computed without regard to the dividends-paid deduction (consisting generally of dividends, interest, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and (ii) 90% of its net income from tax-exempt obligations (the “Distribution Requirement”) as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from any interest in certain qualified publicly traded partnerships (the “Good Income Requirement”); (2) at the close of each quarter of each Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of such issuer’s outstanding voting securities; and (3) at the close of each quarter of each Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities and the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of any two or more issuers that a Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. However, each Fund generally will be subject to federal corporate income tax on any undistributed income, including “undistributed net capital gain” (i.e., the amount of its net capital gain over the amount of capital gain dividends).

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders, and all distributions from its current or accumulated earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividend income. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Each Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) to the extent it fails to distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for a shortfall in the prior year’s distribution.

For U.S. federal income tax purposes, a Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to

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offset its capital gains, if any, in years following the year of the loss. To the extent a Fund’s subsequent capital gains are offset by carryforwards of net capital losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. Generally, the Funds may not carry forward any losses other than capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Except as discussed below, distributions from a Fund (whether paid in cash or reinvested in additional shares of the Fund) will generally be taxable to shareholders as ordinary income for U.S. federal income tax purposes to the extent derived from the Fund’s investment income and net short-term capital gains. The character of a Fund’s distributions of capital gains is determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Any gain or loss on the sale of investments for which a Fund had a holding period in excess of one year is generally long-term capital gain or loss to the Fund. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that are properly reported by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares. Long-term capital gains are generally taxable to non-corporate shareholders at reduced U.S. federal income tax rates. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income, whether paid in cash or reinvested in additional shares.

Each Fund may designate amounts retained as undistributed net capital gain in a notice to its shareholders. If a Fund makes such a designation, the Fund’s shareholders (1) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (2) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (3) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits for income tax paid by the Fund.

“Qualified dividend income” received by an individual or certain noncorporate shareholders is generally taxed at the rates applicable to long-term capital gain. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from a “qualified foreign corporation”. A qualified foreign corporation is a corporation that is either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties and that meets certain additional requirements. Certain dividends received from foreign corporations not otherwise treated as qualified foreign corporations will be treated as received from a qualified foreign corporation if they are paid on stock that is readily tradable on an established securities market in the United States. Passive foreign investment companies (“PFICs”) are not qualified foreign corporations for this purpose. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. If 95% or more of a Fund’s gross income, calculated without taking into account net capital gains, consists of qualified dividend income, the Fund may report all distributions of income (other than those reported as capital gain dividends) as qualified dividend income.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) will generally be taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a tax basis in each share received equal to such amount divided by the number of shares received.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain (if the shareholder holds his or her shares of the Fund as a capital asset). A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares by such shareholder.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of

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record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the Excise Tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If an investor purchases Fund shares shortly before the record date for any dividend or capital gain distribution, the investor will pay full price for the shares and will effectively receive some portion of the price back as a taxable distribution.

Upon a sale, exchange or redemption of a shareholder’s shares, the shareholder will generally realize taxable gain or loss depending upon such shareholder’s basis in the shares. An exchange between classes of shares of the same Fund normally is not taxable. The gain or loss generally will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed as a loss from a “wash sale” to the extent shares of the Fund are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are sold or redeemed. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any amounts treated as distributions of long-term capital gain to that shareholder with respect to those shares (including any amounts credited to the shareholder as undistributed capital gain). Capital losses are deductible only against capital gains except in the case of individual shareholders, who may generally deduct up to $3,000 per year of capital losses against any income.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends-received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund’s dividend income qualifying for the deduction. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. The dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if certain holding period requirements with respect to those shares are not met. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Under Section 163(j) of the Internal Revenue Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Internal Revenue Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

A notice setting out the U.S. federal income tax status of all distributions will be distributed to shareholders annually.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Internal Revenue Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from RICs such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income

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tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign Securities

Dividends and interest received, and gains realized, by a Fund with respect to investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, “foreign taxes”) that would reduce the Fund’s effective return from those securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine a Fund’s rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to “pass through” to its shareholders qualified foreign taxes paid by it. If a Fund so elects, shareholders will be required to include their pro rata portions of the qualified foreign taxes paid by the Fund in their gross incomes for federal income tax purposes. Qualified foreign taxes for this purpose generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Each Fund may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) at least 50% of its assets (generally computed based on average fair market values) produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or of any gain from disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund timely distributes the PFIC income as a taxable dividend to its shareholders. A Fund would not be able to pass through to its shareholders a credit or deduction for such tax. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be taken into account in computing the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is timely distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In order to distribute this income and avoid a Fund-level tax, a Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a QEF election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis. Since a PFIC in which a Fund invests might not provide such tax information, a Fund may not be able to elect to treat any given PFIC as a QEF.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund’s adjusted basis in each PFIC’s stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark-to-market gains are treated as dividend income for purposes of the Good Income Requirement. Mark-to-market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In order to distribute this income and avoid a Fund-level tax, a Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. If a Fund makes a “mark-to-market” election with respect to its stock in a PFIC, any gain recognized upon a taxable disposition of a share of such PFIC will be

44

treated as ordinary income, and any loss recognized on such a taxable disposition will be treated as ordinary loss to the extent of the net amount previously included in income as a result of the “mark-to-market” election.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a RIC under the Internal Revenue Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund.

Basis Reporting

Each Fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of its shares. For sales or exchanges of shares acquired on or after January 1, 2012 (“covered shares”), each Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares of a Fund acquired prior to January 1, 2012 and shares of that same Fund acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for covered shares of a particular Fund in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Funds’ default method for calculating basis will be “first-in, first-out” (FIFO). Subject to certain limitations, each shareholder may choose a method other than FIFO at the time of a purchase or upon a sale of covered shares. Shareholders should consult their tax advisers concerning the tax consequences of applying the FIFO method or electing another method of basis calculation.

Certain Hedging Strategies; Options

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options that a Fund may purchase or write will generally qualify as permissible income for purposes of the Good Income Requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders. In order to distribute the income from such transactions and avoid a Fund-level tax, a Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, “substantially identical property” held by a Fund has a long-term holding period. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if a short sale is closed on or before the 45th day after the date on which the Fund entered into the short sale (subject to extensions in certain circumstances).

Straddles

Internal Revenue Code Section 1092 (dealing with straddles) also may affect the taxation of options in which a Fund may invest. Section 1092 defines a “straddle” as offsetting positions with respect to personal property; for these purposes, options are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Treasury Regulations promulgated under

45

Section 1092 also provide certain “wash sale” rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. In order to distribute the income from such transactions and avoid a Fund-level tax, a Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Constructive Sale

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale of, an offsetting notional principal contract entered into by a Fund or a related person with respect to, or a futures or forward contract (as defined in the Internal Revenue Code) to deliver, the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

Master Limited Partnerships

Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.

U.S. Taxation of Non-U.S. Shareholders

Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

Each Fund is also required in certain circumstances to apply backup withholding on dividends (including capital gain dividends), redemption proceeds, and certain other payments that are paid to any non-corporate shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

The foregoing discussion is a general summary of some of the important U.S. federal income tax consequences affecting each Fund and its shareholders. The discussion is included for general informational purposes only.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, of an investment in a Fund, which are not addressed here.

This summary does not address any potential foreign, state, local or non-income tax consequences of an investment in a Fund. Shareholders may be subject to state and local taxes on distributions from a Fund in addition to federal income tax.

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FINANCIAL STATEMENTS

The Annual Report of the Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund and Long/Short Opportunities Fund for the fiscal year ended June 30, 2025, which are included in the Funds’ filing on Form N-CSR for the fiscal year ended June 30, 2025 (filed on September 8, 2025, Accession Number 0001398344-25-017783), is incorporated by reference into this Statement of Additional Information. A copy of the Funds’ Annual Report can be obtained without charge by (i) visiting the Funds’ website at www.crmfunds.com or (ii) calling 800-CRM-2883.

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APPENDIX A – DESCRIPTION OF RATINGS

Moody’s Investor Services, Inc. Standard & Poor’s and Fitch, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P and Fitch to the securities in which the Funds may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. CRM attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. In that event, CRM will consider whether it is in the best interest of the Funds to continue to hold the securities.

Moody’s Ratings

Corporate and Municipal Bonds.

Aaa: Obligations that are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations that are rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations that are rated A are considered upper-medium-grade and are subject to low credit risk.

Baa: Obligations that are rated Baa are subject to moderate credit risk. They are considered medium-grade obligations and as such may possess certain speculative characteristics. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Corporate and Municipal Commercial Paper. The highest rating for corporate and municipal commercial paper is “P-1” (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

Municipal Notes. The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable-rate demand feature). Notes rated “MIG 1” are judged to be of the highest quality. There is present strong protection by established cash flows, highly reliable liquidity support or demonstrated broad based access to the market for refinancing. Notes rated “MIG 2” are of strong credit quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated “MIG 3” or are of acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P Ratings

Corporate and Municipal Bonds.

AAA: Obligations rated AAA have the highest rating assigned by S&P. This rating indicates an extremely strong capacity by the obligor to meet its financial commitment.

AA: Obligations rated AA differ from AAA issues only to a small degree. The obligor has a very strong capacity to meet its financial commitment.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Corporate and Municipal Commercial Paper. The “A-1” rating for corporate and municipal commercial paper indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Those issues determined to possess extremely strong safety characteristics will be rated “A-1+.”

Municipal Notes. The “SP-1” rating reflects a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service will be rated “SP-1+.” The “SP-2” rating reflects a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

A-1

Fitch Ratings

Description of Fitch’s highest state and municipal notes rating.

AAA - Highest credit quality. The obligor has an exceptionally strong capacity for payment of financial commitments, which is unlikely to be affected by reasonably foreseeable events.

AA - Very high credit quality. The obligor’s capacity for payment of financial commitments is very strong. This capacity is not significantly vulnerable to foreseeable events.

A-2

APPENDIX B – PROXY VOTING POLICY AND PROCEDURES

A.	Disclosure of Proxy Voting Policies and Procedures – Form N-PX – Proxy Voting Record

The Board has delegated the proxy voting responsibilities for each Fund to the Adviser. The Adviser’s proxy voting policies and procedures are disclosed in each Funds’ SAI. The Administrator maintains procedures reasonably designed to confirm that the required disclosure regarding the Adviser’s proxy voting policies and procedures, availability of such procedures, and availability of the Trust’s proxy voting record is included in the Trust’s registration statement on Form N-1A and in the Trust’s annual report to shareholders.

Certain Funds in the Trust may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act in reliance on certain available exemptions. The Funds may avail themselves of the safe harbor of section 12(d)(1)(F) of the 1940 Act to invest in underlying investment companies with less restrictions. In order to benefit from the safe harbor of section 12(d)(1)(F), Funds must, among other things, mirror vote proposals on proxies issued by underlying investment companies. Mirror voting means that the Fund votes its shares in the same proportion that all shares of the underlying investment company are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

The Adviser retains Institutional Shareholder Services (“ISS”) as a platform to provide voting recommendations, effect electronic voting of proxies and compile proxy voting records for the Funds. The Adviser seeks to vote all proxies in the best interests of clients. The Adviser will generally vote routine proxies in accordance with management’s recommendations. Other matters, such as proxy contests, anti-take-over measures and capital structure changes, among other things, are reviewed on a case-by-case basis, including review of ISS recommendations by investment personnel of the Adviser. Exception proxies are forwarded to the Adviser Chief Compliance Officer or his designee for review. The Adviser’s Proxy Voting Policies and Procedures are attached to this Manual as Exhibit C.

ICA Rule 30b1-4 requires an investment company to file its complete proxy voting record on Form N-PX for the 12-month period ended June 30 by no later than August 31 of each year. The Administrator maintains procedures reasonably designed to confirm that the Trust’s Form N-PX is filed no later than August 31 each year, as discussed in the Administrator’s Compliance Policies and Procedures Manual.

If a shareholder requests the proxy voting record, the Fund is required to send the information included in the most recently filed Form N-PX within three (3) business days of receipt of the request. The Adviser is responsible for responding to these requests.

Responsible Party: Administrator

Exhibit C

CRAMER ROSENTHAL MCGLYNN LLC

Proxy Voting Policy and Procedures

In most cases, clients of Cramer Rosenthal McGlynn, LLC (“CRM” or the “Firm”) have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined these Proxy Voting Policies and Procedures (the “Policies”) are reasonably designed to assure CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, the Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 of the Investment Advisers Act of 1940, as amended.

I.	Overview

The Policies seek to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for securities which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of an investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The Policies address such considerations and establish a framework for its consideration of a vote that would be appropriate. In particular, the Policies outline certain principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters, including certain factors relating to Environmental, Social, and Governance (“ESG”) issues, as described below.

II.	The Voting Process

A.	Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations (collectively referred to as the “Guidelines”) based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s Guidelines cover several categories, including but not limited to: (i) Board of Directors; (ii) Audit-Related; (iii) Shareholder Rights and Defenses; (iv) Capital / Restructuring; (v) Compensation; (vi) Routine / Miscellaneous; and (vii) Social and Environmental Issues.

In determining how to vote on a proxy issue, CRM will consider the ISS Guidelines, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision. In certain circumstances, CRM may manage separately-managed Taft-Hartley accounts or accounts which the client specifically directs CRM to vote in a socially responsible manner. In such circumstances CRM would generally follow the particular ISS Guidelines for that category.

B.	Deviations from the Guidelines

CRM may deviate from the Guidelines, as described below, and such deviations shall generally be documented in writing by the relevant Portfolio Manager or Research Analyst responsible for the proxy voting issue being considered. Such documentation may be in the form of e-mail communications to the Chief Compliance Officer or his or her designee, who is responsible for submitting the proxy votes, as described below. Deviations from the Guidelines are made at the discretion of the relevant Portfolio Manager or Research Analyst and shall always be made in the best interests of the client. Any questions or concerns regarding deviations from the Guidelines shall be escalated to the Chief Compliance Officer for evaluation, as necessary.

C.	Submission of Proxy Votes and Record Retention

The Chief Compliance Officer, or his or her designee, is responsible for submitting all proxy votes through the online proxy voting portals. Records of all proxy votes are maintained by the relevant proxy voting service provider (e.g., ISS), in addition to the record retention requirements described below.

D.	Proxy Voting Reporting and Review

Reports prepared by ISS are periodically reviewed by the Chief Compliance Officer, or his or her designee, which generally occurs on a quarterly basis. Such reviews ensure all proxy votes have been properly submitted as well as supporting documentation being received for any proxy votes which deviate from the Guidelines, as applicable. An enhanced review of all proxy votes submitted throughout the relevant calendar year is performed on an annual basis in conjunction with the Firm’s Annual Review and applicable Form N-PX filing requirements.

III.	ISS Standard Proxy Voting Guidelines Summary

The following is a summary of the Guidelines, which form the substantive basis of these Policies.1 As described above, CRM may deviate from the Guidelines and related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

A.	Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

●	An auditor has a financial interest in or association with the company, and is therefore not independent;

●	Fees for non-audit services are excessive;

●	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

[1]	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

●	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP.

B.	Board of Directors

(i)	Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

(a)	Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors;

(b)	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives;

(c)	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered; and

(d)	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholder to remove directors.

Generally vote for director nominees, except under the following circumstances (with new nominees considered on a case-by-case basis):

(a)	Independence: Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors) when: (i) independent directors comprise 50 percent or less of the board; (ii) the non-independent director serves on the audit, compensation, or nominating committee; (iii) the company lacks and audit, compensation, or nominating committee so that the full board functions as that committee; or (iv) the company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

(b)	Composition:

i.	Attendance at Board and Committee Meetings: Generally, vote against or withhold form directors (except nominees who served only part of the fiscal year) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following: (a) medical issues / illness; (b) family emergencies; and (c) missing only one meeting (when the total of all meetings is three or fewer).

ii.	Overboarded Directors: Generally vote against or withhold from individual directors who: (a) sit on more than five public company boards; or (b) are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards.

iii.	Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

iv.	Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

(c)	Responsiveness: Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

i.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

●	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

●	Rationale provided in the proxy statement for the level of implementation;

●	The subject matter of the proposal;

●	The level of support for and opposition to the resolution in past meetings;

●	Actions taken by the board in response to the majority vote and its engagement with shareholders;

●	The continuation of the underlying issue as a voting on the ballot (as either shareholder or management proposals); and

●	Other factors as appropriate.

ii.	The board failed to act on takeover offers where the majority of shares are tendered; or

iii.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

iv.	Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

●	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

a.	The company’s response, including:

i.	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

iii.	Disclosure of specific and meaningful actions taken to address shareholders’ concerns.

b.	Other recent compensation actions taken by the company;

c.	Whether the issues raised are recurring or isolated;

d.	The company’s ownership structure; and

e.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

●	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

(ii)	Classification/Declassification of the Board

Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

(iii)	Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following: (i) the scope and rationale of the proposal; (ii) the company’s current board leadership structure; (iii) the company’s governance structure and practices; (iv) company performance; and (v) any other relevant factors that may be applicable. The following factors will increase the likelihood of a “for” recommendation: (i) a majority non-independent board and/or the presence of non-independent directors on key board committees; (ii) a weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role; (iii) the presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair; (iv) evidence that the board has failed to oversee and address material risks facing the company; (v) a material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or (vi) evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

(iv)	Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

C.	Shareholder Rights

(i)	Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or take shareholder action by written consent.

(ii)	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

(iii)	Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote. Vote for proposals to lower supermajority vote requirements.

(iv)	Cumulative Voting

Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting, unless: (i) the company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and (ii) the company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

(v)	Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

D.	Proxy Contests

(i)	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include, but are not limited to: (i) the long-term financial performance of the company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensation arrangements; (v) strategic plan of dissident slate and quality of the critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

(ii)	Reimbursing Proxy Solicitation Expenses

Vote on a case-by-case basis. Where ISS recommends voting in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

(iii)	Poison Pills

Vote for shareholder proposals requesting the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) a shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either: (a) shareholders have approved the adoption of the plan; or (b) the board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cat on this issue, the plan will immediately terminate.

Vote on a case-by-case basis management proposals to ratify a poison pill, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes: (i) no lower than a 20 percent trigger, flip-in or flip-over; (ii) a term of no more than three years; (iii) no deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and (iv) shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

(iv)	Mergers and Acquisitions

Vote on a case-by-case basis proposals regarding mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including but not limited to: (i) valuation; (ii) market reaction; (iii) strategic rationale; (iv) negotiations and process; (v) conflicts of interest; and (vi) governance.

(v)	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including but not limited to: (i) the reasons for reincorporating; (ii) a comparison of the governance practices and provisions prior to and following the reincorporation; and (iii) a comparison of the relevant jurisdictional laws.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

E.	Capital Structure

(i)	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS.

Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

(ii)	Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (e.g., “blank check” preferred stock).

Vote for proposals to create “declawed” blank check preferred stock (e.g., stock that cannot be used as a takeover defense).

F.	Compensation Considerations

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs: (i) maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value; (ii) avoid arrangements that risk “pay for failure”; (iii) maintain an independent and effective compensation committee; (iv) provide shareholders with clear, comprehensive compensation disclosures; and (v) avoid inappropriate pay to non-executive directors.

(i)	Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay pr “SOP”) if: (i) there is an unmitigated misalignment between CEO pay and company performance (pay for performance); (ii) the company maintains significant problematic pay practices; or (iii) the board exhibits a significant level of poor communication and responsiveness to shareholders.

Votes against or withhold from the members of the Compensation Committee and potentially the full board if: (i) there is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof; (ii) the board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast; (iii) the company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or (iv) the situation is egregious.

(ii)	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

(iii)	Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account, among other things: (i) company performance; (ii) pay level versus peers; (iii) pay level versus industry; and (iv) long term corporate outlook.

(iv)	Advisory Vote on Say on Pay Frequency

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

(v)	Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking to re-price options are evaluated on a case-by-case basis giving consideration to factors including, but not limited to: (i) historic trading patterns rationale for re-pricing; (ii) value-for-value exchange; (iii) options vesting; (iv) term of the options; (v) exercise price; and (vi) participation.

(vi)	Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account factors including, but not limited to: (i) company performance; (ii) pay level versus peers; (iii) pay level versus industry; and (iv) long-term corporate outlook.

G.	Environmental, Social and Governance (“ESG”) Issues

Issues relating to certain environmental, social and governance considerations cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, management diversity and workplace diversity, among many others.

As a general matter, the Firm shall vote on a case-by-case basis after considering the above factors, in addition to the analysis and recommendations provided by ISS. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company and the impact to shareholders and CRM clients. Additional environmental, social and governance factors may be considered as described below.

IV.	Additional Proxy Voting Matters

A.	CRM Environmental, Social and Governance (“ESG”) Policy

CRM is registered as a Principles of Responsible Investing (PRI) signatory. Effective October 2017, the Firm has adopted and implemented a separate Environmental, Social and Governance (“ESG”) Policy which memorializes CRM’s commitment to adhere to those principles (the “Principles”) of responsible investing, including: (i) incorporating ESG issues into investment analysis and decision-making processes; (ii) being active owners and incorporating ESG issues into our ownership policies and practices;2 (iii) seeking appropriate disclosure of ESG issues by the entities in which we invest; (iv) promoting acceptance and implementation of the Principles within the investment industry; (v) working together to enhance our effectiveness in implementing the Principles; and (vi) reporting on activities and progress towards implementing the Principles.

CRM investment analysts monitor ESG considerations in connection with each investment and potential investment we make on behalf of our clients. CRM investment analysts also receive, on a periodic basis, ESG-specific reporting from external ESG research data providers which lists each company which we are invested and its respective ESG ratings. Consideration of these issues generally is a part of every investment decision and is evaluated over time.

B.	Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process;

[2]	CRM has adopted and implemented a separate Engagement Policy which memorializes the Firm’s practice of directly engaging with the companies in which we invest as well as engagement selectivity through our proxy voting process, including certain environmental, social and governance (“ESG”) related issues, as described above securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on loan as of the record date, CRM has no authority to vote, and shall not vote a proxy for the security.

C.	Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies at their discretion.

D.	Conflicts and Potential Conflicts of Interest

The Policies establish a protocol for voting proxies in cases which may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

E.	Disclosure

CRM, in its written brochure required under Rule 204(3) of the Investment Advisers Act of 1940, as amended (the “Form ADV”) shall describe, among other things: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the Guidelines.

F.	Regulatory Filings

CRM and the CRM Mutual Fund Trust (the “Trust”) must act in accordance with and file the required Form N-PX on an annual basis for the twelve-month period ending June 30 each year. As such, the Trust shall file its Form N-PX which contains, among other things, a complete record of all proxy votes cast on behalf of each series of the Trust, including categorization of such votes among the fourteen broad categories proscribed under the amended rule. Furthermore, CRM must complete and file its Form N-PX which, among other things, includes the same language as contained in the issuer’s proxy statement and shall include all votes cast by CRM pertaining to Say-on-Pay proxy matters. Copies of the CRM and Trust Form N-PX filings are publicly available on the SEC’s website as well as CRM’s website.

G.	Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the U.S. Securities and Exchange Commission); (ii) a record of each vote cast on behalf of clients; (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with the Guidelines; (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client; and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)		Certificate of Trust of CRM Mutual Fund Trust (the “Trust”) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on April 11, 2005.

	(2)		Amended and Restated Agreement and Declaration of Trust of the Trust is incorporated herein by reference to Post-Effective Amendment No. 27 filed on July 15, 2016.

(b)			By-Laws of the Trust are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on April 11, 2005.

(c)			See Articles 3 and 7 of the Amended and Restated Declaration of Trust of the Trust incorporated herein by reference to Post-Effective Amendment No. 27 filed on July 15, 2016. See also Article 3 of the By-Laws of the Trust incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on April 11, 2005.

(d)	(1)	(i)	Investment Advisory Agreement dated September 30, 2019 between the Trust and Cramer Rosenthal McGlynn, LLC is incorporated by reference to Post-Effective Amendment No. 35 filed on October 28, 2019.

		(ii)	Amended and Restated Schedule B dated August 24, 2022 to the Investment Advisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 39 filed on October 28, 2022.

	(2)		Amended Expense Limitation Agreement dated June 9, 2025 is filed herewith.

(e)	(1)	(i)	Distribution Agreement dated April 16, 2018 between the Trust and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 37 filed on October 28, 2020.

		(ii)	Amendment No. 1 dated April 30, 2018 to the Distribution Agreement between the Trust and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 37 filed on October 28, 2020.

		(iii)	Amendment No. 2 dated June 21, 2019 to the Distribution Agreement between the Trust and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 37 filed on October 28, 2020.

(f)			n/a

(g)	(1)	(i)	Custodian Services Agreement dated August 1, 2005 between the Trust and the Bank of New York Mellon (formerly PFPC Trust Company) (the “Custodian Services Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 2 filed on October 28, 2005.

		(ii)	Amendment dated May 1, 2011 to the Custodian Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 15 filed on October 28, 2011.

		(iii)	Amendment dated May 1, 2012 to the Custodian Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 filed on October 26, 2012.

		(iv)	Amendment dated June 1, 2014 to the Custodian Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 39 filed on October 28, 2022.

		(v)	Amendment effective October 1, 2017 to the Custodian Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 33 filed on October 26, 2018.

		(vi)	Amendment dated January 20, 2021 to the Custodian Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 39 filed on October 28, 2022.

	(2)		Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 15 filed on October 28, 2011.

(h)	(1)	(i)	Master Services Agreement dated September 18, 2020 between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”) (“Master Services Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 37 filed on October 28, 2020.

		(ii)	Derivatives Risk Management Program Support Services Addendum dated as of August 24, 2022 to the Master Services Agreement between the Trust and Ultimus is filed herewith.

		(iii)	Amendment No. 1 dated as of October 28, 2022 to the Master Services Agreement between the Trust and Ultimus is incorporated herein by reference to Post-Effective Amendment No. 40 filed on October 26, 2023.

		(iv)	Amended Transfer Agent and Shareholder Services Fee Letter dated June 14, 2023 between the Trust and Ultimus is incorporated herein by reference to Post-Effective Amendment No. 40 filed on October 26, 2023.

		(v)	Amended Transfer Agent and Shareholder Services Fee Letter dated November 21, 2023 between the Trust and Ultimus is filed herewith.

		(vi)	Tailored Shareholder Report Services Addendum dated May 1, 2024 to the Master Services Agreement between the Trust and Ultimus is filed herewith.

	(2)	(i)	Powers of Attorney dated September 9, 2025 are filed herewith.

	(3)	(i)	Amended and Restated Shareholder Service Plan dated June 21, 2019 for Investor Shares of the Funds is incorporated herein by reference to Post-Effective Amendment No. 37 filed on October 28, 2020.

		(ii)	Shareholder Servicing Agreement dated September 30, 2019 for Investor Shares of the Funds, is incorporated by reference to Post-Effective Amendment No. 35 filed on October 28, 2019.

	(4)	(i)	Northern Lights Compliance Services Consulting Agreement between the Trust and Northern Lights Compliance Services, LLC, dated as of October 28, 2021, as amended, is incorporated herein by reference to Post-Effective Amendment No. 39 filed on October 28, 2022.

		(ii)	Amendment No. 1 effective October 28, 2022 to Amended and Restated Consulting Agreement is incorporated herein by reference to Post-Effective No. 39 filed on October 28, 2022.

(i)			Opinion and Consent of DLA Piper LLP is filed herewith.

(j)			Consent of Tait, Weller & Baker, LLP, the Trust’s Independent Registered Public Accounting Firm, is filed herewith.

(k)		n/a

(l)		n/a

(m)		n/a

(n)		Amended and Restated Multiple Class Plan dated June 21, 2019, is incorporated herein by reference to Post-Effective Amendment No. 37 filed on October 28, 2020.

(o)		Reserved.

(p)	(1)	Code of Ethics, as amended March 2025, of Cramer Rosenthal McGlynn, LLC is filed herewith.

	(2)	Code of Ethics, as amended June 29, 2025, of the Trust is filed herewith.

	(3)	Code of Ethics of ALPS Distributors, Inc. dated July 1, 2024 is filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant.

None

Item 30. Indemnification.

Article IX of the CRM Mutual Fund Trust (the “CRM Trust” or the “Registrant”) Amended and Restated Agreement and Declaration of Trust (the “Agreement”) which is incorporated by reference provides, among other things, that no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its series, for any act, omission or obligation of the Trust or any Trustee; and all persons shall look solely to the trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Agreement further provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office. The Agreement requires the CRM Trust to indemnify trustees and officers, as well as former trustees and officers, in certain circumstances provided that the Agreement does not allow indemnification in the following circumstances:

(i)	against any liability to the Trust or shareholders by reason of a final adjudication by a court or other body that the person seeking indemnification engaged in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office,

(ii)	with respect to any matter as to which there has been a final adjudication whereby the person seeking indemnification is found to not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the CRM Trust; or

(iii)	in the event of a settlement involving a payment by a Trustee or officer of the Trust, or other disposition not involving a final adjudication as provided in (i) and (ii) above resulting in a payment by a current or former Trustee or officer of the Trust, unless there has been either a determination that such person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts that that individual did not engage in such conduct by (a) a vote of a majority of the non-interested trustees acting on the matter (provided that a majority of such non-interested trustees then in office act on the matter); or (b) a written opinion of legal counsel chosen by a majority of the trustees and determined by them in their reasonable judgment to be independent.

The CRM Trust is party to an investment advisory agreement with Cramer Rosenthal McGlynn, LLC (the “Adviser”). Paragraph 8 of the foregoing investment advisory agreement with the Trust provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the agreement, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or any series of the Trust for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of a series of the Trust. Any liability of the Adviser to any series of the Trust shall not automatically impart liability on the part of the Adviser to any other series of the Trust. No series of the Trust shall be liable for the obligations of any other series of the Trust. Indemnification of ALPS Distributors, Inc. (the “Distributor”), the Funds’ principal underwriter, against certain losses is provided for in Section 7 of Exhibit A to Exhibit I of the Distribution Agreement with the Distributor incorporated herein by reference.

Item 31. Business and Other Connections of the Investment Adviser.

The only employment of a substantial nature of each of the Adviser’s directors and officers is with the Adviser.

 Item 32. Principal Underwriter.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 1WS Credit Income Fund, abrdn ETFs, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, DBX ETF Trust, ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Multi-Alternative Income Fund, FS MVP Private Markets Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Funds, RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Opportunities Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, The Arbitrage Funds, Themes ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund and X-Square Series Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position & Officers with Underwriter	Positions & Offices with Registrant
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian N. Schell**	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

Item 33. Location of Accounts and Records.

All accounts and records are maintained by the Trust, or on its behalf by the Trust’s administrator, accounting agent and transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34. Management Services Not Discussed in Parts A and B.

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 42 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 24th day of October, 2025.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities below on October 24, 2025.

CRM Mutual Fund Trust

By:	*
Matthew J. Miller
President and Principal Executive Officer

Signature	Title

*	Trustee
Martin A. Burns

*	Trustee
Ira P. Cohen

*	Trustee
Andrea N. Mullins

*	Trustee
Susan J. Templeton

*	Treasurer, Principal Financial Officer, and Principal Accounting Officer
Zachary P. Richmond

*By:	/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood, Secretary, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No. Under Part C of Form N-1A	Name of Exhibit
28(d)(2)	Amended Expense Limitation Agreement
28(h)(1)(ii)	Derivatives Risk Management Program Support Services Addendum to Master Services Agreement
28(h)(1)(v)	Amended Transfer Agent and Shareholder Services Fee Letter
28(h)(1)(vi)	Tailored Shareholder Report Services Addendum to Master Services Agreement
28(h)(2)(i)	Powers of Attorney
28(i)	Opinion and Consent of DLA Piper LLP
28(j)	Consent of Independent Registered Public Accounting Firm
28(p)(1)	Code of Ethics of Cramer Rosenthal McGlynn, LLC
28(p)(2)	Code of Ethics of the Trust
28(p)(3)	Code of Ethics of ALPS Distributors, Inc.